OMB APPROVAL
OMB Number:	3235-0059
Expires:	January 31, 2008
Estimated average burden
hours per response	14

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MIDCAROLINA FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MIDCAROLINA FINANCIAL CORPORATION

P. O. Box 968

3101 South Church Street

Burlington, North Carolina 27215

(336) 538-1600

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 27, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of the Stockholders (the “Annual Meeting”) of MidCarolina Financial Corporation (the “Company”) will be held on May 27, 2008 at 10:00 a.m., local time, at the Best Western Burlington Inn, 770 Huffman Mill Road, Burlington, NC 27215.

The Annual Meeting is for the purpose of considering and voting upon the following matters:

1. To elect (a) five persons who will serve as directors of the Company until the 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and (b) one person who will serve as a director of the Company until the 2009 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

2. To increase the number of shares of common stock reserved for issuance under the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan, as amended and restated;

3. To approve the MidCarolina Financial Corporation 2008 Director Stock Option Plan;

4. To ratify the appointment of Dixon Hughes PLLC by the Company’s Audit Committee as the independent auditor for the Company for the fiscal year ending December 31, 2008; and

5. To transact any other business that properly comes before the Annual Meeting or any adjournments. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

The Board of Directors has established April 1, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments. In the event there are not sufficient shares present in person or by proxy to constitute a quorum or to approve or ratify any proposal, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors

Charles T. Canaday, Jr.
President and Chief Executive Officer

Burlington, North Carolina

April 25, 2008

You may vote your shares at the Annual Meeting by mail, via the internet or in person. You are urged, regardless of the number of shares you hold, to register your proxy promptly by following the instructions on the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience if you choose to vote by mail.

MIDCAROLINA FINANCIAL CORPORATION

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS

May 27, 2008

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

This Proxy Statement is being furnished to stockholders of MidCarolina Financial Corporation (the “Company”) in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 27, 2008 at 10:00 a.m., local time, at the Best Western Burlington Inn, 770 Huffman Mill Road, Burlington, NC 27215, and at any adjournments. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 25, 2008.

The Company’s principal executive offices are located at 3101 South Church Street, Burlington, North Carolina 27215. The telephone number is (336) 538-1600.

Other than the matters listed on the attached Notice of the 2008 Annual Meeting of Stockholders, the Board of Directors is not aware of any matters that will be presented for consideration at the Annual Meeting. However, execution of a proxy confers on the designated proxy holders discretionary authority to vote the shares represented by proxy in accordance with their best judgment on any other business properly brought before the Annual Meeting or any adjournments.

Revocability of Proxy

A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, by re-voting via the internet or by attending the Annual Meeting and voting in person. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

The Company will pay the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally by directors, officers and regular employees of the Company and its wholly-owned commercial bank subsidiary, MidCarolina Bank (the “Bank”), without additional compensation. The Company has requested that brokerage houses and nominees forward these proxy materials to the beneficial owners of shares held of record by those persons and, upon request, the Company will reimburse them for their reasonable out-of-pocket expenses in doing so.

Voting Securities

Regardless of the number of shares of common stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to register their proxy by following the instructions on the enclosed proxy card. Stockholders may vote in person, by mail via the enclosed proxy or via the internet (www.shareholderlink.com/midcarol/pxsignon.asp). Any stockholder may vote for, against or abstain with respect to any matter to come before the Annual Meeting. If the proxy is properly completed and voted via the internet or in writing, and not revoked, it will be voted in accordance with the instructions given. If the proxy is returned with no instructions given, the proxy will be voted FOR all matters described in this Proxy Statement. If instructions are given for some but not all proposals, the instructions that are given will be followed and the proxy will be voted FOR the proposals on which no instructions are given.

The Board of Directors has fixed the close of business on April 1, 2008 as the record date (the “Record Date”) for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 4,919,251 shares of common stock. Each share of common stock entitles its holder to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

The presence, in person or by proxy, of the holders of at least a majority of shares of the common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Because many stockholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy. Accordingly, the Board of Directors has designated proxy holders to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Vote Required for Approval

In order to be elected, a nominee to the Board of Directors must receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election that receive the largest number of votes will be elected as directors. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

In order to be approved, the proposals concerning (i) the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan, as amended and restated (the “Omnibus Plan”) and (ii) the MidCarolina Financial Corporation 2008 Director Stock Option Plan (the “2008 Directors’ Plan”) each separately require approval by holders of a majority of the shares of common stock entitled to vote at the Annual Meeting.

The proposal to ratify the appointment of the Company’s independent auditor by the Company’s Audit Committee for the year ending December 31, 2008 will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

Solicited proxies will be returned to the Board of Directors, and will be tabulated by one or more inspectors of election designated by the Board of Directors. Abstentions and broker “non-votes” will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker “non-votes” are not counted as votes cast. Accordingly, abstentions and broker “non-votes” will have the same effect as a vote “AGAINST” the proposals concerning the Omnibus Plan and the 2008 Directors’ Plan. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner. You should therefore provide your nominee with instructions as to how to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, no person or group, as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), held of record or is known to the Board to own beneficially more than 5% of the Company’s common stock.

Set forth below is certain information, to the extent known by the Board, regarding shares of common stock owned beneficially as of the Record Date by the current members of the Board, members of the Board during 2007, nominees to the Board, certain executive officers of the Company and the Bank, and the aforementioned directors, nominees and executive officers as a group.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)
Dexter R. Barbee, Sr., Director 508-A Holly Hill Lane, Suite 102 B Burlington, North Carolina 27215	39,954		*

H. Thomas Bobo, Director P.O. Box 689 Burlington, North Carolina 27215	41,831		*

Charles T. Canaday, Jr., President, Chief Executive Officer (“CEO”) and Director 3101 S. Church St. Burlington, North Carolina 27215	59,132	(3)	1.20%

Randolph J. Cary, Jr., Former President, CEO and Director P.O. Box 968 Burlington, North Carolina 27216	87,778	(4)	1.78%

Thomas E. Chandler, Director P.O. Drawer 131 Burlington, North Carolina 27216-0131	88,580		1.80%

James R. Copland, III, Director P.O. Box 1208 Burlington, North Carolina 27215	88,627		1.80%

J. Anthony Holt, Sr., Director 327 E. Elm St. Graham, North Carolina 27253	20,415	(5)	*

Ralph M. Holt, Jr., Former Director P.O. Box 819 Burlington, North Carolina 27215	127,035	(6)	2.58%

F. D. Hornaday, III, Director P.O. Box 790 Burlington, North Carolina 27216	50,499		1.03%

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)
Teena Marie Koury, Director P.O. Drawer 850 Burlington, North Carolina 27215	40,359		*

John H. Love, Director P.O. Box 1796 Burlington, North Carolina 27216-1796	28,143		*

R. Craig Patterson, Chief Credit Officer and Senior Vice President 3101 S. Church St. Burlington, NC 27215	79,767	(3)	1.62%

James B. Powell, Director 1573 York Place Burlington, North Carolina 27215	104,984		2.13%

Christopher B. Redcay, Chief Financial Officer (“CFO”), Treasurer, Secretary and Senior Vice President 3101 S. Church St. Burlington, North Carolina 27215	32,865	(3) (7)	*

John K. Roberts, Director P.O. Drawer 256 Gibsonville, North Carolina 27249	68,859		1.40%

James H. Smith, Jr., Director P.O. Box 2290 Burlington, North Carolina 27216	45,305		*

Robert A. Ward, Director 2801 Moorgate Court Burlington, North Carolina 27215	55,780		1.13%

Directors and Executive Officers as a Group (17 Persons)	1,059,913	(3)	21.55%

*	Represents less than 1% of the Company’s outstanding common stock.
(1)	Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or other entities controlled by the named individuals.
(2)	Based upon a total of 4,919,251 shares of stock outstanding at the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipient.
(3)

Includes 23,375 shares underlying options that have vested or are exercisable within 60 days under the Employee Plan (defined below) for Mr. Canaday; 23,375 shares for Mr. Patterson and 12,375 shares for Mr. Redcay.

(4)	Includes 19,500 shares pledged as security.
(5)	Includes 4,083 shares pledged as security.
(6)	Includes 28,717 shares pledged as security.
(7)	Includes 14,875 shares pledged as security.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s common stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all such forms. The Company does not have any greater than 10% beneficial owners of its common stock. Based solely on a review of the copies of the forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the fiscal year ended December 31, 2007 all of its executive officers and directors complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers who served the Company and the Bank during the fiscal year ended December 31, 2007.

Name	Age on December 31, 2007	Positions and Occupations During Last Five Years
Charles T. Canaday, Jr.	46	President and CEO of the Company and the Bank since August 2007; Director of the Company and the Bank since November 2007; Chief Operating Officer and Executive Vice President of the Company and the Bank from 2004 to August 2007; Vice President and Senior Commercial Lender of the Bank from 2000 to 2004.

Randolph J. Cary, Jr.	60	Former President, CEO and Director of the Company from May 2002 to August 2007; Former President, CEO and Director of the Bank from August 1997 to August 2007.

Christopher B. Redcay	55	Company and Bank Secretary since 2007; Senior Vice President, CFO and Treasurer of the Company and the Bank since July 15, 2003; Self Employed, 2002-2003.

R. Craig Patterson	46	Senior Vice President and Chief Credit Officer of the Company since December 5, 2004; Chief Credit Officer and Senior Vice President of the Bank since August 1997.

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Bylaws of the Company provide that the number of directors of the Company will not be less than five nor more than 30, with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at 13 members.

The Company’s Articles of Incorporation and Bylaws provide that, so long as the total number of directors is nine or more, the directors are to be divided into three classes, as nearly equal as possible in number. Each director in a class will be elected for a term of three years or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor is elected and qualifies. In the event of any increase or decrease in the number of directors at a time that the directors are so classified, the additional or eliminated directorships shall be classified or chosen so that all classes of directors shall remain or become as nearly equal as possible in number. As a result, there are two classes of directors to be elected at the Annual Meeting.

The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated (i) H. Thomas Bobo, F.D. Hornaday, III, Teena Marie Koury, John H. Love and James B. Powell for election as directors to serve for a three-year term or until their earlier death, resignation, retirement, removal, or disqualification or until their successors are elected and qualified; and (ii) Charles T. Canaday, Jr. for election as a director to serve for a one-year term to fulfill the unexpired term of Randolph J. Cary, Jr. or until his earlier death, resignation, retirement, removal, or disqualification or until his successor is elected and qualified. Any other persons nominated must be nominated for either a one-year term or a three-year term.

The persons named in the accompanying form of proxy intend to vote any shares of the Company’s common stock represented by valid proxies received by them to elect these six nominees as directors for the terms indicated, unless authority to vote is withheld or the proxies are duly revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his or her stead another person recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors, or to reduce the number of directors to be elected at the Annual Meeting by the number of persons unable or unwilling to serve (subject to the requirements of the Articles of Incorporation and Bylaws). The Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee needs to receive a plurality of the votes cast.

The directors of the Company also serve as the directors of the Bank.

The following table sets forth as to each nominee, his or her name, age as of December 31, 2007, principal occupation during the last five years, the term for which he or she has been nominated, and the year he or she first became a director.

NOMINEES FOR TERM ENDING AS OF 2011 ANNUAL MEETING

Name (Age)	Position(s) Held	Principal Occupation During Last Five Years	Existing Term Expires	Director of Bank Since	Director of Company Since
H. Thomas Bobo (63)	Director	Chairman, Fairystone Fabrics, Inc. (textile manufacturer), since 2000.	2008	1997	2002

F.D. Hornaday, III (57)	Director	CEO, Knitwear Fabrics, Inc., since 1986. Director, Trust Company of the South (investment management) since 1995.	2008	1997	2002

Teena Marie Koury (50)	Director	Co-owner, Carolina Hosiery Mills, Inc., since 1980.	2008	1997	2002

John H. Love (48)	Director	President, W.E. Love & Associates, Inc. (insurance brokerage), since 1982.	2008	1997	2002

James B. Powell (69)	Director	Owner, Paladin Laboratories, LLC (a clinical laboratory specializing in anatomical pathology, cytology and immunohistochemistry) between July 2005 and July 2007. Manager, Allemanni, LLC (personal investments), since 2000.	2008	1997	2002

NOMINEE FOR TERM ENDING AS OF 2009 ANNUAL MEETING

Name (Age)	Position(s) Held	Principal Occupation During Last Five Years	Existing Term Expires	Director of Bank Since	Director of Company Since
Charles T. Canaday, Jr. (46)	Director	President and CEO of the Company and the Bank since August 2007. Director of the Company and the Bank since November 2007. Chief Operating Officer and Executive Vice President of the Company and the Bank from 2004 to August 2007. Vice President and Senior Commercial Lender of the Bank from 2000 to 2004.	2008	2007	2007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR

ELECTION AS DIRECTORS.

The following table sets forth for each director continuing in office, his or her name, age as of December 31, 2007, principal occupation during the last five years, the term for which he or she is serving and the year he or she first became a director.

DIRECTORS CONTINUING IN OFFICE

Name (Age)	Position(s) Held	Principal Occupation During Last Five Years	Existing Term Expires	Director of Bank Since	Director of Company Since
Dexter R. Barbee, Sr. (68)	Director	Chairman, CPC Chemical Holdings, December 2005 to present. Chairman and CEO, Apollo Chemical Corp., 1968 to December 2005.	2009	1997	2002

Thomas E. Chandler (71)	Director	Chairman, Chandler Concrete Co, Inc.	2009	1997	2002

James R. Copland, III (67)	Director	Chairman, Copland Fabrics/ Copland Industries, Inc. (textile manufacturer).	2010	1997	2002

J. Anthony Holt, Sr. (45)	Director	President and CFO, Dynayarn USA, LLC (manufacturer of covered yarn products).	2010	2007	2007

John K. Roberts (58)	Director	CEO, Eagle Affiliates, Inc. (management, development and consulting). President and CEO of Lake Area Development Inc. (real estate development). CEO of Final Frontier Inc. (closet factory franchise) between 2003 and 2006.	2010	1997	2002

Name (Age)	Position(s) Held	Principal Occupation During Last Five Years	Existing Term Expires	Director of Bank Since	Director of Company Since
James H. Smith, Jr. (52)	Director	President, Villane, Inc. (real estate development). President, Southwick Golf Course. Chairman, Trust Company of the South (investment management). Partner, GEM & Co. (textile imports).	2009	1997	2002

Robert A. Ward (67)	Director	Retired. Executive Vice President, CFO, Unifi, Inc., 1971 to August 2005.	2010	1997	2002

The Board has determined that, except for Mr. Canaday, each of the above named directors and nominees are “independent”, as that term is defined by the Nasdaq Marketplace Rules. Mr. Canaday is not considered “independent” because he is an employee of the Company and the Bank. The Company therefore satisfies the Nasdaq listing requirement that a majority of its Board be comprised of “independent” directors. J. Anthony Holt, Sr. was elected to the Board at the Company’s 2007 Annual Meeting of Stockholders. Mr. Holt is the son of former director, Ralph M. Holt, Jr., who retired from the Board at the Company’s 2007 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS, ITS COMMITTEES AND RELATED MATTERS

Meetings of the Board and Committees of the Board. The Board of Directors routinely meets every other month and held eight meetings during the fiscal year ended December 31, 2007. All of the current directors of the Company attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served, during the period for which they were directors during fiscal year ended December 31, 2007.

MidCarolina Financial Corporation’s Board of Directors has appointed three standing committees to which certain responsibilities have been delegated: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. The full Board of Directors of the Company also serves as the Executive Committee.

Board of Directors of MidCarolina Bank. At present, the Bank has a 13 member board of directors, which is currently comprised of the same persons who are currently directors of the Company.

The Bank’s board of directors has appointed the following standing committees to which certain responsibilities are delegated: the Loan Committee; the Community Reinvestment Act Committee; the Strategic Planning Committee; the Asset and Liability Committee; the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee.

Director Attendance at Annual Meetings. Although it is customary for all Board members to attend, in 2007 the Company had no formal policy in place with regard to Board members’ attendance at its Annual Meeting of Stockholders. All of the Board members (except Mr. Love) attended the Company’s 2007 Annual Meeting of Stockholders, which was held on May 22, 2007.

Process for Communicating with Board Members. The Company does not have a formal procedure for stockholder communication with our Board of Directors. In general, the Company’s directors and executive officers are easily accessible by telephone, postal mail or electronic mail. Any matter intended for the Board, or for any individual member or members of the Board, can be directed to Charles T. Canaday, Jr., Company’s CEO, or Christopher B. Redcay, the Company’s CFO, at MidCarolina Financial Corporation, Post Office Box

968, Burlington, North Carolina 27216, with a request to forward the same to the intended recipient. Alternatively, stockholders may direct correspondence to the Board, or any of its members, in care of the Company at the above address. Any such communication received will be forwarded to the intended recipient unopened.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Mr. Love, Chairman, Ms. Koury, Mr. Barbee, Mr. Chandler, Mr. Roberts and Mr. Ward. In September, 2007, Mr. Powell resigned as Chairman and as a Committee member, Ms. Koury was appointed to the Committee and Mr. Love was appointed Chairman. The Board has determined that each of the members of the Nominating and Corporate Governance Committee are “independent”, as that term is defined in the Nasdaq Marketplace Rules. The Nominating and Corporate Governance Committee establishes, reviews and interprets corporate governance policies and guidelines, evaluates qualifications and candidates for positions on the Board, nominates new and replacement members for the Board and recommends Board committee composition. In addition, the Nominating and Corporate Governance Committee facilitates an annual evaluation of the Board by its members and reviews individual director performance as well as the performance of Board committees. The Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2007.

In identifying and reviewing candidates for the Board, the Nominating and Corporate Governance Committee seeks individuals whose background, knowledge and experience will assist the Board in furthering the interests of the Company and its stockholders. Some of the factors considered in this evaluation include experience in the areas of banking and finance, accounting and the related businesses of the Company and the Bank, as well as outstanding achievement in his or her personal career, an understanding of the business environment generally, a willingness to devote adequate time to service on the Board of Directors, and integrity. The Nominating and Corporate Governance Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to stockholders for election. In addition, the Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in the same manner as Committee-recommended candidates. In order to timely consider a director candidate recommended by a stockholder, stockholders should notify the Secretary of the Company in writing of his or her recommendation and provide relevant details of the director candidate a reasonable time before the preparation of the Company’s proxy statement.

The Company did not engage a third-party consulting firm to identify director nominees in 2007. Charles T. Canaday, Jr. was appointed to the Board on November 27, 2007 and was recommended to the Committee by independent directors. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, which is reviewed annually, and amended as needed by the Committee. The Charter is not available at the Bank’s website, but is attached as Appendix A to this Proxy Statement.

Review, Approval or Ratification of Transactions with Related Persons. The Company’s Code of Business Conduct and Ethics provides that directors, officers and employees should not be involved in any activity which creates or reasonably could be expected to give rise to a conflict of interest between their personal interests and the Company’s interests. The Company’s CEO is charged with overseeing the procedures to implement the Code. Where a transaction potentially gives rise to a conflict of interest, the Board may review and (where appropriate) approve the transaction subject to such conditions as it considers appropriate so as maintain compliance with the Code. The provisions of the Code may also be waived by the Company’s Nominating and Corporate Governance Committee, or in the case of directors and executive officers, by resolution of the Board. In considering conflicts and potential conflicts of interest, it is the Company’s policy that all interested parties excuse themselves from the decision making process. Waivers granted to executive officers are subject to public disclosure requirements.

The Code is required to be reviewed and signed by all employees and directors annually, and by Bank officers twice annually. The Code requires that the Company’s Nominating and Corporate Governance Committee investigate any reported violations and oversee an appropriate response, including corrective action and preventative measures.

Audit Committee. The Audit Committee of the Board of Directors consists of Mr. Roberts, Chairman, Mr. J. Anthony Holt, Sr., Vice Chairman, Mr. Hornaday, Mr. Love and Mr. Smith. Prior to the expiration of his term as a director at last year’s Annual Meeting of Stockholders, Mr. Ralph M. Holt, Jr. served as a member of the Committee. Following his election to the Board at last year’s Annual Meeting of Stockholders, Mr. J. Anthony Holt, Sr. became a member of the Committee, and on March 25, 2008, was appointed Vice Chairman of the Committee. The Board of Directors has determined that these directors are “independent”, as that term is defined in the Nasdaq Marketplace Rules, the Sarbanes-Oxley Act of 2002 and the SEC’s rules and regulations. The Audit Committee meets on an as-needed basis and, among other responsibilities, (i) appoints, compensates and retains the Company’s independent auditor; (ii) oversees the independent auditing of the Company; (iii) arranges for periodic reports from the independent auditors and from management of the Company and the internal auditors of the Company; (iv) reviews corporate policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company’s policies regarding internal and external auditing and appoints, meets with and oversees the performance of the employees responsible for those activities; (vi) establishes and reviews annually procedures for the receipt, retention, and treatment of complaints regarding accounting, internal auditing controls and auditing matters; (vii) pre-approves all audit and non-audit related services provided by the independent auditor; and (viii) performs other duties as may be assigned to it by the Board of Directors.

The Board of Directors has determined that John K. Roberts, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under applicable rules and regulations. The Board’s affirmative determination was based upon, among other things, his educational and professional credentials and financial background.

The Company has adopted a written charter for the Audit Committee that is reviewed annually, and amended as needed, by the Audit Committee. The Charter is not available at the Bank’s website but was provided as Appendix A to the Company’s 2006 Proxy Statement. The Audit Committee met four times during the fiscal year ended December 31, 2007.

Report of Audit Committee. The Audit Committee reviewed and discussed with the Company’s independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and reviewed and discussed the audited consolidated financial statements of the Company, both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. Based upon the Audit Committee’s review and discussions with management and the independent auditors referenced above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC. The Audit Committee also reappointed the independent auditors and the Board of Directors concurred in such appointment.

John K. Roberts, Chairman
J. Anthony Holt, Sr., Vice Chairman
F.D. Hornaday, III
John H. Love
James H. Smith, Jr.

Compensation Committee. Because all of the executive officers of the Company are also executive officers of the Bank and receive their compensation through the Bank, the Bank’s Compensation Committee also serves as the Compensation Committee for the Company. The Committee consists of Mr. Ward, Chairman, Mr. Barbee, Vice Chairman, Mr. Love, Mr. Chandler, Mr. Smith, Mr. Roberts, Mr. Hornaday and Mr. Copland. Prior to the expiration of his term as a director at last year’s Annual Meeting of Stockholders, Mr. Ralph M. Holt, Jr. served as chairman of the Committee. He was succeeded as chairman by Mr. Ward. The Company has adopted a written charter for the Compensation Committee that is reviewed annually, and amended as needed, by the Compensation Committee. The Charter, which was amended by the Board on March 25, 2008, is not available at the Bank’s website, but is attached as Appendix B to this Proxy Statement. The Company’s executive compensation program is administered by the Compensation Committee in accordance with the Charter. The Charter provides that members be appointed to the Committee by the Board. The Charter further requires that the Committee consist of three or more members, each of whom will satisfy, as determined by the Board of Directors, SEC rules and Nasdaq listing standards, including those with respect to independence. The Board has determined that, each member of the Compensation Committee is “independent”, as that term is defined in the Nasdaq Marketplace Rules, qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

To assist in evaluating the Bank’s and the Company’s executive officers, the Committee has authority to retain compensation consulting firms. The Committee meets as often as is necessary to fulfill its duties. During 2007, the Compensation Committee met four times.

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee is or has been an employee of the Company or any of its subsidiaries. None of our executive officers serve on the compensation committee or as a director of another entity of which an officer or director of the Company serves on the Compensation Committee.

Certain Indebtedness and Transactions of Management. The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectability or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank’s policy concerning loans to executive officers and directors currently complies with these regulations.

EXECUTIVE AND DIRECTOR COMPENSATION

This section provides information about compensation paid to the Company’s executives, including the compensation paid to Charles T. Canaday, Jr., President and CEO of the Company and the Bank, Randolph J. Cary, Jr., former President and CEO of the Company and the Bank, Christopher B. Redcay, Senior Vice President and CFO of the Company and the Bank, and Craig Patterson, Senior Vice President and Chief Credit Officer of the Company and the Bank (together, the “named executive officers”), and the Company’s directors. Later in this Proxy Statement, you will find a series of tables containing specific information about the compensation awarded to, earned by or paid to the Company’s directors and named executive officers. All salaries are paid by the Bank. Accordingly, many references will be to the Bank, rather than the Company.

Objectives. The overall objective of the Bank’s compensation program is to create long-term value for the Company’s stockholders. Toward this goal, the Committee seeks to provide a competitive compensation program that motivates and retains its executive officers, and aligns their financial interests with those of the Company’s stockholders.

Compensation Program Decision Process. The Committee has responsibility for matters involving the compensation of the executive officers of the Company and the Bank. It is tasked with evaluating the Company’s financial performance and relative stockholder return in determining executive compensation, and providing oversight of management’s decisions concerning performance and compensation of other senior officers. In doing so, the Committee’s principal responsibility is to align the incentives of executives with actions that will enhance long-term stockholder value.

At least annually, the Committee reviews the CEO’s compensation and provides recommendations to the Board, for its consideration. Recommendations are based on the CEO’s contributions to the Company’s overall profitability, maintenance of regulatory compliance standards, professional leadership and management effectiveness in meeting the needs of day-to-day operations. The CEO does not participate in the Committee’s decisions regarding his own compensation.

In addition, the Committee also provides recommendations concerning compensation policies, incentive compensation, long term equity participation and benefit plans, generally. The Committee also oversees the CEO’s decisions concerning performance review and compensation of the other executive officers of the Bank and the Company (including the other named executive officers).

Elements of Compensation. During 2007, the Bank’s compensation program for the named executive officers consisted of base salary; discretionary bonus; matching contributions under a 401(k) plan; stock based compensation including stock options; automobile allowance/ lease; certain retirement and change in control benefits under employment, salary continuation, severance and endorsement split dollar agreements; and group life, health and disability insurance benefits.

The following is a discussion of each element of the compensation program for 2007 with respect to the named executive officers, and a description of how each element of compensation is determined.

Base Salaries. Base salaries are designed to provide competitive levels of compensation to executives, commensurate with each executive’s duties, responsibilities and experience within the financial industry. Unlike many of the other elements, base salaries are generally set at the start of each year and are not tied to the Company’s financial performance during the year. To the extent that base salaries are affected by performance, only past performance, including the executive’s contribution toward the Company’s financial performance is considered. The base salary is designed to be competitive with the Bank’s peer group, so as to enable the Bank to recruit and retain a high standard of executives. In 2006, independent consultants performed a comprehensive review of executive salaries, which led to salary adjustments for each of the named executive officers in 2007. In February 2007, Mr. Cary’s base salary was increased from $210,000 to $230,000. Upon succeeding Mr. Cary as CEO and President of the Company and the Bank, Mr. Canaday’s base salary was increased from $160,000 to $230,000 – the same level as Mr. Cary’s base salary at the date of his termination. There were no significant changes to the other named executive officers’ base salaries during 2007.

Discretionary Bonuses. The Bank maintains a discretionary bonus program for its employees. Distribution of bonuses to all employees is based on criteria such as overall Company performance, meritorious performance, performance by the employee based on in-house peer standings, as well as industry peer data, where available. The process is similar to that which is followed for determining base salaries, with the Committee considering whether the CEO should receive a bonus, and if so, how much, making recommendations to the Board, and the Committee overseeing the CEO’s decisions concerning bonuses for the Bank’s other executive officers, including the other named executive officers.

401(k) Plan. The Bank has established a contributory savings plan for its employees, which meets the requirements of Section 401(k) of the Code (the “401(k) Plan”). All employees who have completed three months of service and who are at least 18 years of age may elect to contribute up to 15% of their compensation to the 401(k) Plan each year, subject to certain maximums imposed by the Code. Each year, the Bank determines the maximum percentage of each participant’s contribution that it will match with an employer contribution. In 2007 the Bank matched each eligible employee’s pre-tax contributions up to a maximum of 6% of his or her annual compensation. Participants are fully vested in amounts that they contribute to the 401(k) Plan. Participants are fully vested in amounts contributed to the 401(k) Plan on their behalf by the Bank as employer matching contributions or as discretionary contributions after five years of service according to the following schedule: one year, 20%; two years, 40%; three years, 60%; four years, 80%; five years, 100%.

Benefits under the 401(k) Plan are payable in the event of the participant’s retirement, death, disability or termination of employment. Normal retirement age under the 401(k) Plan is 65 years of age.

Each of the named executive officers participated in the 401(k) Plan during 2007, on the same basis as all other eligible employees of the Bank. The matching contributions for each of the named executive officers was based on a formula provided by the terms of the 401(k) Plan and was not related to the Company’s or the individual officer’s performance for the year. In 2007, the Bank’s matching contributions under the 401(k) Plan totaled approximately $208,000, including $11,463 contributed for Mr. Canaday, $7,575 contributed for Mr. Cary, $8,508 contributed for Mr. Redcay and $7,800 contributed for Mr. Patterson.

Stock Based Compensation. During 2007, the Company had three stock option plans, the MidCarolina Financial Corporation Director Stock Option Plan (the “Director Plan”) for directors of the Company, the MidCarolina Financial Corporation Employee Stock Option Plan (the “Employee Plan”) for employees of the Bank and the Omnibus Plan, which is also for employees of the Bank. The Employee Plan and the Director Plan are referred to collectively as the “Plans.” The Omnibus Plan and the Plans are administered by the Compensation Committee. The Compensation Committee determines the stock option grants, based on the financial performance achieved by the Company and the level of long-term incentive awards made by the companies in its peer group.

The Plans. The Plans are designed to attract and retain qualified personnel in key positions, to provide directors and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company, align the directors’ and employees’ interests with the long-term interests of stockholders and reward directors and employees for outstanding performance.

The Employee Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code, while the Director Plan provides for the grant of nonqualified or compensatory stock options. No cash consideration is paid by employees or directors for the award of the options under either Plan. The period for exercising an option is no more than 10 years from the date of grant. All options granted under the Director Plan are fully vested.

Options granted under the Plans become 100% vested upon death or disability or upon a change in control of the Company. In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Plans, the number of shares of common stock to which any option relates and the exercise price per share of common stock under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding.

The Plans expired in January, 2008. The Director Plan had 163,611 outstanding options at December 31, 2007, all of which were exercised during January, 2008. The Employee Plan had 219,116 options outstanding at December 31, 2007, of which 148,167 options were exercised during January, 2008. None of the named executive officers were granted any options under the Plans during 2007.

Omnibus Plan. The Company’s stockholders approved the Omnibus Plan in 2004. At December 31, 2007, 153,791 options were outstanding under the Omnibus Plan. None of the named executive officers were granted any options under the Omnibus Plan during 2007. See “Equity Compensation Plan Information” and “Proposal 2 – To Increase the Number of Shares of Common Stock Available under the Omnibus Plan” for a summary of the Omnibus Plan, and details of grants of awards thereunder.

Potential Payments upon Termination or Change in Control. In order to retain its senior management and in so doing, enhance stockholder value in the Company, the Company and the Bank have sought to encourage the named executive officers to remain with the Bank by entering into various compensation agreements providing for guaranteed payments upon certain termination events, including changes in control of the Company. Except for Mr. Cary, the named executive officers have each entered into a severance agreement with the Bank and the Company (“Severance Agreements”). Also, all the named executive officers have entered into salary continuation agreements with the Company (“Salary Continuation Agreements”) and endorsement split dollar agreements with the Bank (“Split Dollar Agreements”). In 1997, the Bank entered into an employment agreement with Mr. Cary. In August, 2007, the Bank terminated Mr. Cary for cause, at which time Mr. Cary’s employment agreement, Salary Continuation Agreement and Split Dollar Agreement were each terminated and Mr. Cary forfeited all rights thereunder. The Severance Agreements and Salary Continuation Agreements for Messrs. Canaday, Redcay and Patterson are described below.

Severance Agreements. The Severance Agreements help ensure the current and future continuity of Company and Bank management, and help ensure that executives are not practically disabled from discharging their duties if a proposed or actual transaction involving a change in control arises. The initial term of each Severance Agreement is three years, automatically extending each year for an additional one year unless the Board of Directors gives advance written notice that the Severance Agreement will not be extended. Each Severance Agreement terminates upon the executive’s 65th birthday. The Severance Agreements provide that the executive is entitled to severance compensation if, within one year after a change in control, his employment terminates (i) involuntarily without cause, or (ii) voluntarily with good reason. Good reason for voluntary termination will exist if specified adverse changes in the executive’s employment circumstances occur, such as a reduction in pay or benefits, a reduction in responsibilities, or relocation of the Company’s executive offices by a distance of more than 15 miles. As defined in the Severance Agreements, the term “change in control” means: (1) a merger or consolidation of the Company with another corporation, with the result that less than a majority of the total voting power of the resulting corporation is held by persons who were Company stockholders immediately before the merger or consolidation; (2) acquisition by a person or group of 25% or more of the Company’s common stock, (3) a change in the majority of the Board of Directors, occurring over a two-year period, or (4) a sale by the Company of substantially all of its assets.

Under Mr. Canaday’s Severance Agreement, severance compensation is payable in a single lump sum, calculated as three times the sum of (1) his annual salary when the change in control occurs or when employment termination occurs, whichever amount is greater, plus (2) his average bonus and incentive compensation earned in the three years preceding the change in control. Mr. Redcay and Mr. Patterson’s severance compensation is calculated in the same way, except that it is twice the sum of (1) and (2) above. If a change in control occurs and the severance compensation and other benefits to which Mr. Canaday or Mr. Redcay are entitled are subject to excise taxes under Sections 280G and 4999 of the Code, the Severance Agreements provide that they shall be entitled to an excise tax gross-up benefit. Mr. Patterson is not entitled to such an excise tax gross-up benefit. In addition, in the event that severance compensation becomes due, the Severance Agreements require that the Company continue the executive’s life, health, and disability insurance coverage for up to 12 months after termination of employment. Also, the executive’s unvested employee benefits would become fully vested. Lastly, the Severance Agreements require that the Company pay the executive’s legal fees associated with the interpretation, enforcement, or defense of their rights under the Severance Agreements, up to a maximum of $250,000 for each of Mr. Canaday and Mr. Redcay, and up to a maximum of $50,000 for Mr. Patterson.

Salary Continuation Agreements. Each Salary Continuation Agreement provides for a defined annual retirement benefit, effective upon the named executive officer’s termination of employment with the Bank after reaching retirement age. The Salary Continuation Agreements provide for an annual retirement benefit of $70,000, with payments commencing upon termination of employment after reaching retirement age (65).

In the event that a named executive officer is terminated before reaching the applicable retirement age, for reasons other than death, cause or following a change in control, the named executive officer shall receive an annual early termination benefit (or, in the event that termination is due to disability, an annual disability benefit) instead of the above annual retirement benefit. The Salary Continuation Agreements provide that as of December 31, 2007, the annual early termination benefit (or, where applicable, the annual disability benefit) is $34,964 for Mr. Canaday, $23,447 for Mr. Redcay and $35,405 for Mr. Patterson.

Upon the petition of the named executive officer, and at the discretion of the Board, the named executive officer may receive a lump sum payment in lieu of the abovementioned annual payments provided under the Salary Continuation Agreements. As at December 31, 2007, for Mr. Canaday this alternative lump sum payment was $109,451; for Mr. Redcay, $129,428; and for Mr. Patterson, $109,049 (each an “Accrual Balance”).

If a change in control occurs while one of the named executive officers is receiving any of the abovementioned annual payments provided under the Salary Continuation Agreements, the named executive officer shall receive the remaining annual payments in a lump sum equal to the remaining Accrual Balance.

In the event that within one year after a change in control, a named executive officer is terminated either (i) by the Bank involuntarily without cause, or (ii) by him voluntarily with good reason, then, subject to certain exceptions, the named executive officer would become entitled to receive payment of a lump sum change in control benefit pursuant to his Salary Continuation Agreement. As at December 31, 2007, the lump sum change in control benefit was $723,065 for each of the named executive officers.

Upon the death of a named executive officer, the Salary Continuation Agreements provide that his beneficiary shall receive the then remaining Accrual Balance and benefits under the Split Dollar Agreements, described below.

Split Dollar Agreements. In order to encourage the named executive officers to remain employees of the Bank, the Bank has entered into Split Dollar Agreements with each of the named executive officers as a method of enabling each of the named executive officers to make some provision for his beneficiaries in the event of his death. These Split Dollar Agreements provide that the Bank will pay the premiums on certain bank owned life insurance policies (the “Policy”), the proceeds of which shall be divided between the Bank and the executive’s beneficiaries.

In December, 2007, Messrs. Canaday, Redcay and Patterson executed amendments to the Split Dollar Agreements so as to provide that death benefits will not be payable thereunder in the event that the executive dies after termination of his employment with the Bank.

As amended, the Split Dollar Agreements provide that upon the death of an executive, while employed by the Bank, his beneficiaries shall become entitled to 80% of the Net Death Proceeds (defined as the total death proceeds of the Policy, less the cash surrender value).

The Split Dollar Agreements are designed to complement the Salary Continuation Agreements. As at December 31, 2007 the portion of the Net Death Proceeds to which the executives’ beneficiaries are potentially entitled were $510,597 for Mr. Canaday, $543,459 for Mr. Redcay and $489,276 for Mr. Patterson.

Other Benefits. The Bank also provides the named executive officers the same benefits that are afforded to all of our employees, including group insurance covering health, life and disability.

Interrelationship of Compensation Elements. Except where otherwise disclosed, the above elements of each named executive officer’s compensation are not inter-related. For example, if the expected level of bonus is not achieved, the base salary is not increased to make up the difference. Similarly, the value of previously granted options is not considered by the Committee or the CEO in determining the other elements of the compensation package, such as base salary and cash incentive bonus.

Tax Deductibility of Executive Compensation. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of it five most highly paid executive officers. None of the named executive officers have received compensation in excess of the Section 162(m) limitation and, therefore, all compensation has been fully deductible.

Other Matters. While the Company believes that it is important that its executive officers and directors own shares of the Company’s common stock, and all of the named executive officers and directors own common stock, it does not have minimum equity requirements or guidelines, except as required by State law with respect to directors.

Summary Compensation Table

The following table shows, for the fiscal year ended December 31, 2007, the cash compensation received by, as well as certain other compensation paid or accrued for 2007 and 2006, for the Company’s named executive officers, each of whom serves the Company and/or the Bank in the offices noted. Cash compensation is paid by the Bank, not the Company.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	All Other Compensation(4) ($)	Total ($)
Charles T. Canaday, Jr. President and CEO	2007 2006	186,415 160,000	85,000 70,000	41,227 38,240	312,642 268,240

Randolph J. Cary, Jr. Former President and CEO	2007 2006	143,750 210,000	— 105,000	25,297 249,331	169,047 564,331

Christopher B. Redcay CFO, Senior Vice President, Secretary and Treasurer	2007 2006	140,000 140,000	50,000 60,000	60,574 57,508	250,574 257,508

R. Craig Patterson Chief Credit Office and Senior Vice President	2007 2006	130,000 130,000	65,000 60,000	29,437 22,936	224,437 212,936

(1)	Actual base salary earned for the years indicated.
(2)	Actual discretionary bonuses.
(3)	Represents the aggregate change in the actuarial present value of the officer’s supplemental executive retirement plan based on actuarial assumptions used for financial statement reporting purposes.
(4)	The amounts reported in “All Other Compensation” are comprised of the items in the next following table.

All Other Compensation

Name and Principal Position	Year	SERP Contributions(1) ($)	Life Insurance Premiums(2) ($)	Car Allowance(3) ($)	Country Club Membership Dues ($)	401(k) Employer Match ($)	Meals & Travel(4)	Health Insurance Premiums	Life and AD&D Insurance(5)	LT Disability Insurance(6)
Charles T. Canaday, Jr. President and CEO	2007 2006	16,747 15,697	686 635	4,800 4,800	2,754 2,511	11,463 9,707	— —	3,861 3,998	300 276	616 616

Randolph J. Cary, Jr. Former President and CEO	2007 2006	— 217,241	— 4,439	4,652 6,917	2,720 3,424	7,575 12,363	7,126 —	2,574 3,998	240 333	411 616

Christopher B. Redcay CFO, Senior Vice President, Secretary and Treasurer	2007 2006	42,765 40,041	2,834 2,534	1,800 1,800	— —	8,508 8,331	— —	3,861 3,998	234 222	572 543

R. Craig Patterson Chief Credit Office and Senior Vice President	2007 2006	16,375 9,945	533 493	— —	— —	7,800 7,663	— —	3,861 3,998	252 243	616 594

(1)	Represents the Company’s contributions to fund the Company’s potential liability under the Salary Continuation Agreements, discussed above.
(2)	Represents premiums paid on the Split Dollar Life Insurance Policies, in order to attain certain retirement percentage levels as determined by the Board.
(3)	For Mr. Cary, this figure represents automobile lease payments. For the other named executive officers this figure represents an automobile allowance.
(4)	Represents reimbursement by the Company of personal expenses.
(5)	Represents premiums paid on life and accident death and disability insurance policies.
(6)	Represents premiums paid on long term disability insurance policies.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows certain information for those outstanding equity awards at December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Charles T. Canaday, Jr.	32,670	(2)	—	$3.67	10/17/2010
Charles T. Canaday, Jr.	23,375	(4)	—	$10.29	12/23/2015
Christopher B. Redcay	12,375	(3)	—	$7.78	07/15/2013
R. Craig Patterson	40,838	(1)	—	$2.75	01/08/2008
R. Craig Patterson	23,375	(4)	—	$10.29	12/23/2015

(1)	Options granted on January 8, 1998, vesting 20% immediately and 20% each year for four years, became fully vested on January 8, 2002.
(2)	Options granted on October 17, 2000, vesting 20% immediately and 20% each year for four years, became fully vested on October 17, 2004.
(3)	Options granted on July 15, 2003, vesting 20% immediately and 20% each year for four years, became fully vested on December 23, 2005, at the election of the Board of Directors.
(4)	Options granted on December 23, 2005, vesting 100% immediately.

Directors’ Fees. Directors do not receive any fees or other compensation for their service to the Company. All fees or other compensation paid to directors relates to their service on the Bank’s board of directors and on its committees. Neither Mr. Canaday nor Mr. Cary received any fees for service on either the Board or the Bank’s boards of directors. For the year ending December 31, 2007, the Chairman of the Board, James R. Copland, III, and the Vice Chairmen of the Board, Ralph M. Holt, Jr. (until the 2007 Annual Meeting of Stockholders) and F.D. Hornaday, III (as of August 28, 2007), received fixed monthly fees of $1,600 and $1,500, respectively. All other directors received a fee of $400 for each Bank board meeting attended in 2007. The Chairman and Vice Chairmen of the Board did not receive any additional fees for attendance at committee meetings. The Chairmen of the Loan Committee and Audit Committee received $600 per month for their attendance at Loan Committee and Audit Committee meetings. Initially all other committee members received $400 for each Executive Committee meeting attended in 2007. Effective September 11, 2007, through the end of 2007, directors’ fees for attendance at Executive Committee meetings were reduced to $200 in recognition of the increased frequency of such meetings to address management changes. All other directors received $300 for each other committee meeting attended in 2007. For fiscal year ended December 31, 2007, directors’ fees totaled $130,806 in the aggregate.

Director Plan. No additional options were granted in 2007. See “Executive Compensation” for a discussion of the directors’ benefits under the Director Plan.

Director Compensation Table

The following table reports all forms of compensation paid to or accrued for the benefit of each director during the year ended December 31, 2007:

Name	Fees Earned or Paid in Cash[1] ($)	Total ($)
Dexter R. Barbee, Sr.	9,000	9,000
H. Thomas Bobo	8,300	8,300
Charles T. Canaday, Jr.[2]	None	None
Randolph J. Cary, Jr. [2]	None	None
Thomas E. Chandler	15,706	15,706
James R. Copland, III	19,200	19,200
J. Anthony Holt, Sr.	7,000	7,000
Ralph M. Holt, Jr.	7,500	7,500
F.D. Hornaday, III	11,800	11,800
Teena Marie Koury	5,000	5,000
John H. Love	7,500	7,500
James B. Powell	5,700	5,700
John K. Roberts	15,300	15,300
James H. Smith, Jr.	7,700	7,700
Robert A. Ward	11,100	11,100

(1)

Directors do not receive any fees or other compensation for their service to the Company. All fees or other compensation paid to directors relates to their service on the Bank’s board of directors and on its committees.

(2)

Neither Mr. Canaday nor Mr. Cary received any additional compensation for their service as a director and attending Board, Bank board and committee meetings. For details of their compensation see the Summary Compensation Table, above.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents, as of December 31, 2007, the numbers of shares of common stock to be issued upon the exercise of outstanding options, warrants and rights, the weighted-average price of the outstanding options, warrants and rights, and the number of securities remaining that may be issued under the Plans and Omnibus Plan.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	(a) Number of shares to be issued upon exercise of outstanding options, warrants and rights(2)		(b) Weighted-average exercise price of outstanding options, warrants and rights(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))(2)
Equity compensation plans approved by stockholders	536,519	(1),(2)	$5.53	202,309
Equity compensation plans not approved by stockholders	—		—	—
Total	536,519		$5.53	202,309

(1)	At December 31, 2007, of the 536,519 stock options issued under the Plans and the Omnibus Plan, a total of 522,519 of options have vested or were exercisable within 60 days.
(2)

All per share data has been restated to reflect the effects of a stock split effected in the form of a 10% stock dividend in 2002, a stock split effected in the form of a 20% stock dividend in 2003 and 2004, a stock split effected in the form of a 25% stock dividend in 2005, a stock split effected in the form of a 10% stock dividend in 2006 and a 25% stock split in the form of a stock dividend in January 2007.

PROPOSAL 2

TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK

AVAILABLE UNDER THE OMNIBUS PLAN

General

At the Annual Meeting, stockholders will be asked to approve an amendment to the Company’s Omnibus Plan to increase the number of shares of common stock available for the award of Rights (as defined below) from 412,500 to 572,071 shares. As of the Record Date, the total number of shares of common stock subject to Rights awarded under the Omnibus Plan was 222,071, leaving only 190,429 shares of common stock remaining available under the Omnibus Plan for future awards of Rights. Accordingly, approval of the amendment would increase the number of shares of common stock remaining available under the Omnibus Plan for future awards of Rights to 350,000.

The Board believes that equity based awards are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation in the Company. The amendment to increase the number of shares of common stock under the Omnibus Plan is intended to enable the Company to continue to have an adequate number of shares of common stock available for the award of Rights to attract new employees, as well as retain current employees.

Although the Company cannot currently determine the number of Rights that may be granted in the future to the executive officers of the Company, each of the executive officers and key employees of the Company has an interest in the approval of the amendment to the Omnibus Plan insofar as they are eligible recipients of awards under the Omnibus Plan.

Description of the Omnibus Plan

The following description of the Omnibus Plan is a summary of its terms and is qualified in its entirety by reference to the Omnibus Plan. A copy of the Omnibus Plan is attached to this Proxy Statement as Appendix C.

General. The Company’s stockholders approved the Omnibus Plan in 2004. The purposes of the Omnibus Plan are to encourage and motivate key employees to contribute to the successful performance of the Company and the growth of the market value of the Company’s common stock; to achieve a unity of purpose among the key employees and the Company’s stockholders by providing ownership opportunities and a unity of interest in the achievement of the Company’s primary long term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation.

Administration. The Omnibus Plan is administered by the Compensation Committee of the Bank’s board of directors. Subject to the terms of the Omnibus Plan, the Committee and the Board have authority to construe and interpret, for eligible employees, the Omnibus Plan, to determine the terms and provisions of Rights to be granted under the Omnibus Plan, to define the terms used in the Omnibus Plan and in the Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Omnibus Plan, to determine the individuals to whom and the times at which Rights shall be granted and the number of shares to be subject to, or to underlie, each Right awarded, and to make all other determinations necessary or advisable for the administration of the Omnibus Plan. Each grant of a Right is evidenced by a written agreement containing such terms and conditions consistent with the Omnibus Plan as the Committee or Board, as appropriate, may determine.

Rights. Under the Omnibus Plan, the Committee may grant or award eligible participants options, rights to receive restricted shares of common stock, long term incentive units (each equivalent to one share of common stock), stock appreciation rights and/or incentive units valued on the basis of the book value of the common stock. These grants and awards are referred to herein as the “Rights”. All Rights must be granted or awarded within 10 years of the date of the Company’s adoption of the Omnibus Plan, in 2004. The proposed amendment will not affect the duration of the Omnibus Plan.

Options. To date the Company has awarded only grants of options under the Omnibus Plan. Options granted under the Omnibus Plan to eligible employees may be either incentive stock options (“ISOs”) or non-qualified options (“NSOs”). The exercise price of an option may not be less than 100% of the Fair Market Value (as that term is defined in the Omnibus Plan) of the common stock on the date of grant.

The Committee determines the expiration date of each option granted, up to a maximum of 10 years from the date of grant. In the Committee’s discretion, it may specify the period or periods of time within which each option will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

Each option granted terminates upon the expiration date established by the Committee or upon the earlier of (i) 12 months after the holder ceases to be an eligible participant by reason of death or disability, and (ii) immediately as of the date the holder is no longer an eligible participant for any reason other than death or disability. In the event of a Change in Control Transaction (as that term is defined in the Omnibus Plan), any unvested options granted under the Omnibus Plan will immediately and automatically vest.

Restricted Stock. The Committee may, but to date has not, nor does it currently intend to, award Rights to acquire shares of common stock subject to certain transfer restrictions (“Restricted Stock”) to eligible participants under the Omnibus Plan for such purchase price per share, if any, as the Committee, in its discretion, may determine appropriate. The Committee shall determine the expiration date for each Restricted Stock award, up to a maximum of 10 years from the date of grant. In the Committee’s discretion, it may specify the period or periods of time within which each Restricted Stock award will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

Awards of Restricted Stock shall terminate in the same manner as described above in connection with the termination of options.

Units. The Committee may, but to date has not, nor does it currently intend to, grant to eligible participants awards of long-term incentive units, each equivalent in value to one share of common stock (“Units”). Except as otherwise provided, Units so awarded may be distributed only after the end of a performance period of two or more years, as determined by the Committee, beginning with the year in which the awards are granted.

The percentage of the Units awarded that are to be distributed will depend on the level of financial and other performance achieved by the Company during the performance period. The Committee may adopt one or more performance categories in addition to, or in substitution for, a performance category or may eliminate all performance categories other than financial performance. All performance categories other than financial performance may not be applied in the aggregate as a factor of more than one against financial performance.

As soon as practicable after each performance period, the percentage of Units awarded that are to be distributed, based on the levels of performance achieved, will be determined and distributed to the recipients of such awards in the form of a combination of shares of common stock and cash. Units awarded, but which the recipients are not entitled to receive, will be cancelled.

In the event of the death or disability of a Unit recipient prior to the end of any performance period, the number of Units awarded for such performance period will be reduced in proportion to the number of months remaining in the performance period after the date of death or disability; and the remaining portion of the award, if any, may, in the discretion of the Committee, be adjusted based upon the levels of performance achieved prior to the date of death or disability, and distributed within a reasonable time after death or disability. In the event a recipient of Units ceases to be an eligible employee for any reason other than death or disability, all Units awarded, but not yet distributed, will be cancelled.

In the event of a Change in Control Transaction (as that term is defined in the Omnibus Plan), any outstanding Units will immediately and automatically be reduced as appropriate to reflect a shorter performance period.

An amount equal to the dividend payable on one share of common stock (a “dividend equivalent credit”) will be determined and credited on the payment date to each Unit recipient’s account for each Unit awarded and not yet distributed or cancelled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of common stock that could be purchased at the last transaction price of the common stock quoted on the Over the Counter Bulletin Board (or, in the event the common stock is quoted or listed on a different exchange, the last transaction price of the common stock on the other exchange) on the dividend payment date.

No dividend equivalent credits or distribution of Units may be credited or made if, at the time of crediting or distribution, (i) a regular quarterly dividend on the common stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of common stock; (ii) the rate of dividends on the common stock is lower than at the time the Units to which the dividend equivalent credit relates were awarded, adjusted for certain changes; (iii) estimated consolidated net income of the

Company for the 12 month period preceding the month the dividend equivalent credit or distribution would otherwise have been made is less than the sum of the amount of the dividend equivalent credits and Units eligible for distribution under the Omnibus Plan in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of common stock; or (iv) the dividend equivalent credit or distribution would result in a default in any agreement by which the Company is bound.

If an extraordinary event occurs during a performance period that significantly alters the basis upon which the performance levels were established, the Committee may make adjustments which it deems appropriate in the performance levels. Such events may include changes in accounting practices, tax, financial institution laws or regulations or other laws or regulations, economic changes not in the ordinary course of business cycles, or compliance with judicial decrees or other legal requirements.

Stock Appreciation Rights. The Committee may, but to date has not, nor does it currently intend to, grant to eligible participants Rights to receive cash based upon increases in the market price of the common stock over the last transaction price of the common stock on the Over the Counter Bulletin Board (the “Base Price”) on the date of the award (a “SAR”). The Committee may adjust the Base Price of a SAR based upon the market value performance of the common stock in comparison with the aggregate market value performance of a selected index or at a stated annual percentage rate. The expiration date of a SAR may be no more than 10 years from the date of award.

Each SAR awarded by the Committee may be exercisable immediately or may become vested over such period or periods as the Committee may establish, which periods may be accelerated or shortened in the Committee’s discretion.

Each SAR shall terminate in the same manner as described in connection with the termination of options.

Book Value Shares. The Committee may, but to date has not, nor does it currently intend to, award to eligible employees long term incentive units, each equivalent in value to the book value of one share of common stock on the date of award (“Book Value Shares”). The Committee shall specify the period or periods of time within which each Book Value Share will vest, which period or periods may be accelerated or shortened by the Committee. Upon redemption, the holder of a Book Value Share will receive an amount equal to the difference between the book value of the common stock at the time the Book Value Share is awarded and the book value of the common stock at the time the Book Value Share is redeemed.

The expiration date of each Book Value Share awarded shall be established by the Committee, up to a maximum of 10 years from the date of award. However, awards of Book Value Shares shall earlier terminate in the same manner as described above in connection with the termination of options.

Amendment and Termination of the Omnibus Plan. Unless sooner terminated, the Omnibus Plan will continue in effect for a period of 10 years from the date the Omnibus Plan was approved by the Company’s stockholders and became effective. The Board may at any time alter, suspend, terminate or discontinue the Omnibus Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of a participant, make any alteration which would deprive the participant of his rights with respect to any previously granted Rights. Termination of the Omnibus Plan will not affect any previously granted Rights.

Adjustments. The Omnibus Plan provides that in the event the outstanding shares of the Company’s common stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination, or reclassification, appropriate proportionate adjustments will be made in (i) the aggregate number and/or kind of shares which may be issued pursuant to exercise of, or which underlie, Rights; (ii) the exercise or other purchase price and the number and/or kind of shares acquirable under, or underlying, Rights; and (iii) rights and matters determined on a per share basis under the Omnibus Plan. Any such adjustment will be made by the Committee, subject to ratification by the Board. As described above, the Base Price of a SAR may also be adjusted by the Committee to reflect changes in a selected index. Except with regard to SARs awarded under the Omnibus Plan, no adjustment in the Rights will be required by reason of (i) the issuance of common stock, or securities convertible into or exchangeable for common stock or (ii) the issuance of shares of common stock by the Company in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or a subsidiary thereof in connection therewith.

In 2004, the Company reserved 200,000 shares of common stock for grants of Rights under the Omnibus Plan. Subsequent to and as a result of the (i) five for four stock split effective January 2007, (ii) 11 for 10 stock split effective June 2007, (iii) six for five stock split effective January 2005, (iv) five for four stock split effective November 2005, and (v) options granted in December 2005, this has been adjusted to 412,500 shares of common stock.

The Omnibus Plan also provides that any shares of common stock allocated to Rights granted under the Omnibus Plan, which Rights are subsequently cancelled or forfeited, will be available for further allocation upon such cancellation or forfeiture.

Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees and to employee-directors under the Omnibus Plan may be “incentive stock options” which are designed to result in beneficial tax treatment to the recipient but not a tax deduction to the Company.

The holder of an ISO generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the “Bargain Element”) of the acquired common stock’s fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such common stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an “Early Disposition”), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of common stock generally will constitute a capital gain or loss for tax purposes. The Company generally will not recognize gain or loss or be entitled to a deduction upon either the grant of an ISO or the optionee’s exercise of that ISO. However, if there is an Early Disposition, the Company generally will be entitled to deduct the Bargain Element as compensation paid to the optionee.

The Company may also choose to grant employees NSOs. In general, the holder of an NSO will recognize compensation income equal to the amount by which the fair market value of common stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the NSO. The Company will not recognize any income or be entitled to claim any deduction upon the grant of an NSO. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company will recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

THE ABOVE DESCRIPTION OF TAX CONSEQUENCES UNDER FEDERAL LAW IS NECESSARILY GENERAL IN NATURE AND DOES NOT PURPORT TO BE COMPLETE. MOREOVER, STATUTORY PROVISIONS ARE SUBJECT TO CHANGE, AS ARE THEIR INTERPRETATIONS, AND THEIR APPLICATION MAY VARY IN INDIVIDUAL CIRCUMSTANCES. THE CONSEQUENCES UNDER APPLICABLE STATE AND LOCAL INCOME TAX LAWS MAY NOT BE THE SAME AS UNDER THE FEDERAL TAX LAWS. IN ACCORDANCE WITH TREASURY REGULATIONS, ANY FEDERAL TAX ADVICE PROVIDED IN THIS PROXY STATEMENT MAY NOT BE USED TO AVOID ANY FEDERAL TAX PENALTY. ANY SUCH ADVICE IS PROVIDED ON THE BASIS AND WITH THE INTENT THAT THE ADVICE MAY NOT BE USED TO AVOID ANY FEDERAL TAX PENALTY.

Accounting Treatment. In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting (“SFAS”) No.123R, Share-Based Payment. SFAS No.123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. The effect of the Statement is to require the Company to measure the compensation cost, the cost of services received in exchange for equity awards, based on the grant-date fair value of the award, and to recognize the cost over the period the recipient is required to provide services for the award.

Rights to be Granted. At this time, 73 employees are eligible to participate under the Omnibus Plan. No determination has been made regarding the amount or timing of any grant of Rights.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE TO APPROVE THE INCREASE IN THE NUMBER OF SHARES

AVAILABLE UNDER THE OMNIBUS PLAN

PROPOSAL 3

TO APPROVE THE 2008 DIRECTORS’ PLAN

General

On March 25, 2008, the Board of Directors adopted the 2008 Directors’ Plan to replace the Director Plan, which expired in January, 2008, and directed that it be submitted to the Company’s stockholders for approval. The 2008 Directors’ Plan will not become effective unless it is approved by the Company’s stockholders.

The 2008 Directors’ Plan is intended to secure for the Company and its stockholders the benefits of the incentive inherent in stock ownership by directors of the Company and its affiliates, who, together with the Bank’s employees, are largely responsible for the Company’s and the Bank’s future growth and continued financial success, and to afford such persons the opportunity to obtain or increase a proprietary interest in the Company and, thereby, have an opportunity to share in the Company’s financial success.

Under the 2008 Directors’ Plan, directors will be eligible to receive nonqualified stock options. If stockholder approval is obtained for the 2008 Directors’ Plan, options to acquire up to 250,000 shares of the Company’s common stock may be awarded to eligible directors of the Company and its affiliates under the 2008 Directors’ Plan, all with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the 2008 Directors’ Plan

The following description of the 2008 Directors’ Plan is a summary of its terms and is qualified in its entirety by reference to the 2008 Directors’ Plan. A copy of the 2008 Directors’ Plan is attached to this Proxy Statement as Appendix D.

Administration. The 2008 Directors’ Plan will be administered and interpreted by a Committee of the Board (or in the absence of such a committee, the Board), which is composed of not less than two “nonemployee directors” as that term is defined by the rules and regulations of the Exchange Act. The Committee will determine which persons will be granted options under the 2008 Directors’ Plan, the number of shares subject to each option, and, so far as consistent with the 2008 Directors’ Plan, the terms of the individual stock option agreements.

Stock Options. The 2008 Directors’ Plan provides that all options will have an option exercise price of not less than the fair market value of a share of the Company’s common stock on the date of grant. Stock options are non-transferable except by will or the laws of descent and distribution.

Number of Shares Covered by the 2008 Directors’ Plan. A total of 250,000 shares of common stock have been reserved for issuance to directors pursuant to the 2008 Directors’ Plan. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the 2008 Directors’ Plan, the number of shares to which any option relates and the exercise price per share under any option will be adjusted to reflect the increase or decrease in the total number of shares of common stock outstanding.

Amendment and Termination of the 2008 Directors’ Plan. Unless sooner terminated, the 2008 Directors’ Plan will continue in effect for a period of 10 years from the date the 2008 Directors’ Plan is approved by the Company’s stockholders and becomes effective by its terms. The Board may at any time alter, amend, suspend or terminate the 2008 Directors’ Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason. The Board may not, without the consent of an optionee, make any alteration which would adversely affect the optionee with respect to any previously granted option. Termination of the 2008 Directors’ Plan will not affect any previously granted options.

Federal Income Tax Consequences. Options granted to directors under the 2008 Directors’ Plan will be “nonqualified stock options.” For a discussion of the federal income tax consequences for options granted under the 2008 Directors’ Plan, see the discussion relating to nonqualified stock options in “PROPOSAL 2 – TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE OMNIBUS PLAN – Federal Income Tax Consequences.”

Accounting Treatment. For a discussion of the accounting treatment of options granted under the 2008 Directors’ Plan, see “PROPOSAL 2 – TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE OMNIBUS PLAN – Accounting Treatment.”

Stockholder Approval. No options will be granted under the 2008 Directors’ Plan unless the 2008 Directors’ Plan is approved by a majority of stockholders entitled to vote at the Annual Meeting.

Options to be Granted. At this time, 13 people are eligible to participate under the 2008 Directors’ Plan. No determination has been made regarding the amount or timing of any grant of Rights.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS

VOTE FOR THE APPROVAL THE 2008 DIRECTORS’ PLAN

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Stockholders are being asked to approve (i) an increase in the number of shares of common stock available under the Omnibus Plan; and (ii) the 2008 Directors’ Plan. The named executive officers and members of the Board of the Bank, all of whom are shareholders and who, as a group, have voting control over 1,059,913 shares (21.55%) of the Company’s common stock (including shares underlying options that have vested or are exercisable within 60 days), are either participants in the Omnibus Plan or may become participants in the 2008 Directors’ Plan. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,” “PROPOSAL 2 – TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE OMNIBUS PLAN” and “PROPOSAL 3 – TO APPROVE THE 2008 DIRECTORS’ PLAN.”

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Company’s Audit Committee retained Dixon Hughes PLLC (“Dixon Hughes”), the Company’s independent auditor for the year ended December 31, 2007, as the Company’s independent auditor for the year ended December 31, 2008. The Board of Directors has approved this appointment and is submitting it to the Company’s stockholders for ratification.

The Board of Directors expects representatives of Dixon Hughes to attend the Annual Meeting. The representatives of Dixon Hughes will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR

RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF DIXON HUGHES

AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2008.

Audit Fees Paid to Independent Auditor

The following table represents fees for professional services rendered by Dixon Hughes for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2006 and 2007 and fees billed for audit-related services, tax services and all other services rendered by Dixon Hughes for each of those fiscal years.

	Year ended December 31,
	2007	2006
Audit Fees(1)	$109,400	$92,550
Audit-Related Fees(2)	$4,750	$950
Tax Fees(3)	$9,950	$9,850
All Other Fees(4)	$0	$0

Total Fees	$124,100	$103,350

(1)

These are fees paid for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the reviews of the consolidated financial statements included in the Bank’s quarterly reports on Form 10-Q, and for services normally provided in connection with statutory or regulatory filings or engagements.

(2)

These are fees paid for assurance and related services that were reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees” above, including fees related to routine consultations pursuant to the Sarbanes-Oxley Act and FIN No. 48, Accounting for Uncertainty in Income Taxes.

(3)	These are fees paid for professional services rendered for tax compliance, tax planning and tax advice.
(4)	These fees were principally related to non-audit related accounting consultations.

Pre-Approval of Audit and Permissible Non-Audit Services

All audit-related services, tax services and other services rendered in 2006 and 2007 were pre-approved by the Audit Committee, which concluded that the provision of those services by Dixon Hughes was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any approvals using this procedure are presented to the Audit Committee at its next scheduled meeting.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

It is presently anticipated that the 2009 Annual Meeting of Stockholders will be held in May, 2009. In order for stockholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company’s main office (Post Office Box 968, Burlington, North Carolina 27216) not later than December 29, 2008 and meet all other applicable requirements for inclusion in the 2009 Proxy Statement.

In the alternative, a stockholder may commence his or her own proxy solicitation subject to the SEC’s rules on proxy solicitation and may present a proposal from the floor at the 2009 Annual Meeting of Stockholders. In order to do so, the stockholder must notify the Secretary of the Company, in writing, of his or her proposal at the Company’s main office no later than March 11, 2009. If the Secretary of the Company is not notified of the stockholder’s proposal by March 11, 2009, the Board of Directors may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board of Directors for the 2009 Annual Meeting.

The Company’s Bylaws provide that, in order to be eligible for consideration at a meeting of stockholders, all nominations of directors, other than those made by the Nominating and Corporate Governance Committee or the Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which the nominations will be made. However, if less than 60 days notice of the meeting is given to stockholders, the nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

OTHER MATTERS

Because no matters were presented to management on or prior to March 10, 2008, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby on any matters properly coming before the Annual Meeting, pursuant to the discretionary authority granted therein. As of the date of this mailing, management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof.

MISCELLANEOUS

The Company’s Annual Report to Stockholders, including the Form 10-K for the year ended December 31, 2007, which has been filed by the Company with the SEC, includes consolidated financial statements audited and reported upon by the Company’s independent auditor, is being mailed along with this Proxy Statement. Any stockholder who has not received a copy of the Company’s Annual Report or Form 10-K may obtain a copy without charge by writing to the Company. Please make your written request to our Company Secretary, at MidCarolina Financial Corporation, Post Office Box 968, Burlington, North Carolina 27216. Except as specifically stated herein, it is not intended that the Annual Report or the Form 10-K be deemed a part of this Proxy Statement or a solicitation of proxies.

By Order of the Board of Directors

Charles T. Canaday, Jr.
President and Chief Executive Officer

Burlington, North Carolina

April 25, 2008

Appendix A

Nominating and Corporate Governance Committee Charter

Purpose

The Nominating and Corporate Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and by recommending to the Board the director nominees for the next annual meeting of stockholders; (2) to develop and recommend to the Board a set of corporate governance issues and policy guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board’s performance; and (4) to recommend to the Board director nominees for each Board committee.

Committee Membership

The Governance Committee should consist of the Chairman of the following Committees: Loan, Audit, Asset Liability, Strategic Planning and two at large members appointed by the Board of Directors. The size of the Committees of the Board of Directors shall be at the discretion of the Boards (other than the Governance Committee) so as to be effective and efficient.

The members of the Nominating and Corporate Governance Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Nominating and Corporate Governance Committee members may be removed and replaced by the Board.

Committee Powers, Authority, Duties and Responsibilities

1.	The Nominating and Corporate Governance Committee shall have the authority to obtain advice and assistance from internal or outside legal, accounting or other advisors.

2.	The Nominating and Corporate Governance Committee shall establish criteria for the selection of new directors, evaluate the qualifications of potential candidates for director, including any nominees submitted by stockholders under and in accordance with the provisions of the Company’s Bylaws, and recommend to the Board the nominees for election at the next annual meeting or any special meeting of stockholders and any person to be considered to fill a Board vacancy or a newly created directorship resulting from any increase in the authorize number of directors.

3.	The Nominating and Corporate Governance Committee shall oversee the orientation and training of newly elected directors, and continuing education of all members.

4.	The Nominating and Corporate Governance Committee shall annually recommend to the Board director nominees for each Board committee, taking into account the listing standards for the Nasdaq Stock Market and applicable laws, rules and regulations, including, with respect to the Compensation Committee, whether Compensation Committee members meet the definitions of (a) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (b) and “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

5.	The Nominating and Corporate Governance Committee shall be responsible for ensuring that executive sessions of the Board are held regularly

A-1

6.	The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees of determined to be necessary or advisable.

7.	The Nominating and Corporate Governance Committee shall make reports to the Board at its next regularly scheduled meeting following the meeting of the Nominating and Corporate Governance Committee accompanied by any recommendation to the Board.

8.	The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

9.	The Nominating and Corporate Governance Committee shall annually review its own performance.

10.	The Nominating and Corporate Governance Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

Adopted February, 2008

A-2

Appendix B

Compensation Committee Charter

Purpose

The primary purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors (the “Board”) in discharging its responsibilities relating to the compensation of the Company’s Chief Executive Officer (“CEO”). The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

Membership

The Committee shall be composed of at least three (3) members of the Board each of whom shall be encourage to: (a) meet the independence requirements of the NASDAQ listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board; and (b) qualify as “non-employee directors” as defined in Section 16 of the Securities Exchange Act of 1934, as amended.

The members of the Committee shall be appointed by the Board of Directors.

Structure and Meetings

The Chairperson of the Committee will preside at each meeting of the Committee and in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The CEO may not be present during voting or deliberations on the CEO’s compensation.

Duties and Responsibilities

The Committee shall have the duties, responsibilities and authority to:

•

Annually review the performance and determine annual compensation, including salary, bonus, incentive and other compensation of the chief executive officer, considering CEO recommendations for executive officers and senior management.

•	Prepare, or oversee the preparation of, and approve the annual Committee report on executive compensation for inclusion in the Company’s proxy statement.

Duties and Responsibilities - continued

•

Annually review and make recommendations to the Board with respect to incentive based compensation plans and equity based plans, establish criteria for the terms of awards granted to participants under such plans, grant awards in accordance with such criteria and exercise all authority granted to the Committee under such plans, or by the Board in connection with such plans.

•	Recommend to the Board the compensation for directors (including retainer, committee and committee chair fees, stock options and other similar items, as appropriate).

B-1

•	Establish and approve policy on employment agreements, severance agreements and change in control agreements and provisions, as well as any special supplemental benefits.

•	Conduct an annual review of the Committee’s performance, periodically assess the adequacy of its charter and recommend changes to the Board as needed.

•

Retain, at the expense of the Company, such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

•

Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deem appropriate. Delegate responsibility to subcommittees of the Committee as necessary or appropriate.

•	Regularly report to the Board on the Committee’s activities.

NASDAQ Listing Requirements

Require independent director oversight of executive compensation. The compensation of a listed company’s chief executive officer and other executive officers must be determined, or recommended to the board for determination, either by (1) a majority of the independent directors or (2) a compensation committee composed solely of independent directors. The CEO may not be present during voting or deliberations on the CEO’s compensation, but may be present during voting or deliberations on the compensation of the other executive officers. The CEO may not vote on compensation of the other officers. If the board elects to establish a compensation committee, and the committee has at least three members, one non-independent director may be appointed to the committee under an “exceptional and limited circumstances” exception substantially identical to the comparable exception available for the nominations committee.

Adopted March, 2008

B-2

Appendix C

MIDCAROLINA FINANCIAL CORPORATION

OMNIBUS STOCK OWNERSHIP AND

LONG TERM INCENTIVE PLAN

[Amended and Restated as of January 1, 2005

in accordance with Section 409A of the Internal Revenue Code]

THIS IS THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN (“Plan”) of MidCarolina Financial Corporation (the “Company”), a North Carolina corporation with its principal office in Burlington, Alamance County, North Carolina, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, Units, and/or Book Value Shares may be granted from time to time to Eligible Employees of the Company and of any of its Subsidiaries (the “Subsidiaries”), as restated and amended effective as of January 1, 2005 to comply with Section 409A of the Code, subject to the following provisions:

ARTICLE I

DEFINITIONS

The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

Section 1.1. Bank. MidCarolina Bank, Burlington, North Carolina.

Section 1.2. Board. The Board of Directors of MidCarolina Bank.

Section 1.3. Book Value Share. The Right of a BVS Recipient (as defined in Section 7.1) to receive cash compensation when, as and in the amounts described in Article VII.

Section 1.4. Book Value Share Agreement. The agreement between the Company and the BVS Recipient with respect to Book Value Shares granted to such BVS Recipient, including such terms and provisions as are necessary or appropriate under Article VII.

Section 1.5. Change In Control Transaction. A transaction which constitutes a “change in control” as defined by Section 409A. As of the date of the adoption of this amended and restated Plan, Section 409A provides that a “change in control” means (i) a Change of Ownership; (ii) a Change in Effective Control; or (iii) a Change of Asset Ownership; in each case, as defined herein.

(a) A Change in Effective Control shall be deemed to have occurred on the date either (i) one person (or group) acquires (or has acquired during the preceding 12 months) ownership of stock of the Company possessing 35% or more of the total voting power of the Company’s stock or (ii) a majority of the Company’s Board of Directors is replaced during any 12 month period by directors whose election is not endorsed by a majority of the members of the Company’s Board of Directors prior to such election.

(b) A Change of Asset Ownership shall be deemed to have occurred on the date one person (or group) acquires (or has acquired during the preceding 12 months) assets from the Company that have a total gross fair market value that is equal to or exceeds 40% of the total gross fair market value of all the Company’s assets immediately prior to such acquisition.

(c) A Change of Ownership shall be deemed to have occurred on the date one person (or group) acquires ownership of stock of the Company that, together with stock previously held, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, provided that such person (or group) did not previously own 50% or more of the value or voting power of the stock of the Company.

Section 1.6. Code. The Internal Revenue Code of 1986, as amended.

Section 1.7. Committee. The Compensation Committee of the Board, which shall be composed solely of two or more members of the Board who are “non-employee directors” as described in Rule 16(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

Section 1.8. Common Stock. The Common Stock, no par value, of the Company.

Section 1.9. Death. The date and time of death of an Eligible Employee who has received Rights, as established by the relevant death certificate.

Section 1.10. Disability. The date on which an Eligible Employee who has received Rights becomes totally and permanently disabled, which means he (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits under an accident and health plan covering employees of the Company. If an Eligible Employee is determined to be totally disabled by the Social Security Administration, he shall also be considered totally and permanently disabled for purposes of the Plan.

Section 1.11. Effective Date. Pursuant to the action of the Board adopting the Plan, the date as of which this Plan is effective shall be the date it is approved by the Company’s shareholders. The Plan’s restated effective date is January 1, 2005 in order to comply with Section 409A.

Section 1.12. Eligible Employees. Those individuals who meet the following eligibility requirements:

(a) Such individual must be a full time employee of the Company or a Subsidiary. For this purpose, an individual shall be considered to be an “employee” only if there exists between the Company or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

(b) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

(c) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

Section 1.13. Fair Market Value. With respect to the Company’s Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the provisions set forth herein.

(a) Fair Market Value for Purposes of Incentive Stock Options means the value of a share of Common Stock determined consistent with the requirements of Section 422 of the Code at the time of the valuation. As of the date of the adoption of this Amended and Restated Plan, Section 422 provides the following definitions (by incorporating by reference Treasury Regulation §20.2031-2), as applicable: (i) if, on the applicable date, there is a market for the Common Stock on a stock exchange, in an over-the-counter market, or otherwise, the value of a share of Common Stock shall be deemed to be equal to the mean between the highest and lowest quoted selling prices on the valuation date; (ii) if, on the applicable date, there were no sales of Common Stock but there were sales on dates within a reasonable period both before and after the valuation date, the fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date, with the average weighted inversely by the respective number of trading days between the selling dates and the valuation date; (iii) if actual sales are not available during a reasonable period beginning before and ending after the valuation date, the fair market value shall be determined by taking the mean between the bona fide bid and asked prices on the valuation date, or if none, by taking a weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the valuation date, if both such nearest dates are within a reasonable period, with the average weighted as provided in Section 1.13(a)(ii) above; (iv) if no actual sales prices or bona fide bid and asked prices are available on a date within a reasonable period before the valuation date, but such prices are available on a date within a reasonable period after the valuation date (or vice versa), then the mean between the highest and lowest available sales price or bid and asked prices may be taken as the value; (v) if it is established that the value of Common Stock determined as provided in Sections 1.13(a)(i) through 1.13(a)(iv) does not reflect the fair market value of the Common Stock, then some reasonable modification of that basis or other relevant facts and elements of value shall be considered in determining the fair market value; (vi) if Sections 1.13(a)(i) through 1.13(a)(iv) are not applicable, then the fair market value shall be determined by taking into account the Company’s net worth, prospective earning power and dividend-paying capacity, and other relevant factors, including the goodwill of the business, the economic outlook in the particular industry, the Company’s position in the industry and its management, the degree of control of the business represented by the block of Common Stock to be valued, the values of securities of corporations engaged in the same or similar lines of business which are listed on a stock exchange or the over-the-counter market, and various nonoperating assets as provided for in Treasury Regulation §20.2031-2(f).

(b) Fair Market Value for Purposes of Non-Qualified Stock Options means the fair market value of Common Stock determined consistent with the requirements of Section 409A. At the time of the adoption of this Plan, Section 409A provides the following definitions, as applicable: (i) if, on the applicable date, the Common Stock is readily tradable on an established securities market, the fair market value of the Common Stock may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, or any other reasonable basis using actual transactions in such Common Stock as reported by such market and consistently applied (which, for purposes of the Plan and for so long as it is reasonable under Section 409A, shall be the mean between the highest and lowest quoted selling prices on the valuation date as provided in Section 1.13(a)(i) above); (ii) if, on the applicable date, the Common Stock is not readily tradable on an established securities market, the fair market value of the Common Stock means a value determined by the reasonable application of a reasonable valuation method, which method shall consider all available information material to the value of the Company and considers the following factors, as applicable: (1) the value of tangible and intangible assets of the Company, (2) the present value of future cash-flows of the Company, (3) the market value of stock or equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through objective means (such as through trading prices on an established securities market or an amount paid in an arm’s length private transaction), (4) control premiums, (5) discounts for lack of marketability, and (6) whether the valuation method is used for other purposes that have a material economic effect on the Company, its stockholders or its creditors.

Section 1.14. ISO. An “incentive stock option” as defined in Section 422 of the Code.

Section 1.15. Non-Qualified Option. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

Section 1.16. Option Agreement. The agreement between the Company and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

Section 1.17. Options. ISOs and Non-Qualified Options are collectively referred to herein as “Options;” provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

Section 1.18. Plan Pool. A total of Two Hundred Thousand (200,000) shares of authorized, but unissued, Common Stock, and as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

Section 1.19. Registration. The registration by the Company under the 1933 Act and applicable state “Blue Sky” and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

Section 1.20. Restricted Stock. The Stock which a Holder (as defined in Section 4.1(a)) shall be entitled to receive when, as and in the amounts described in Article IV.

Section 1.21. Restricted Stock Agreement. The agreement between the Company and a Holder with respect to Rights to receive Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

Section 1.22. Rights. The rights to exercise, purchase or receive the Options, Restricted Stock, Units, SARs and Book Value Shares described herein.

Section 1.23. Rights Agreement. An Option Agreement, a Restricted Stock Agreement, a Unit Agreement, a SAR Agreement or a Book Value Share Agreement.

Section 1.24. SAR. The Right of a SAR Recipient (as defined in Section 6.1(a)) to receive cash when, as and in the amounts described in Article VI.

Section 1.25. SAR Agreement. The agreement between the Company and a SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.

Section 1.26. SEC. The Securities and Exchange Commission.

Section 1.27. Section 409A. Section 409A of the Code, as amended, including regulations and guidance issued thereunder from time to time.

Section 1.28. Separation from Service. When the Participant has incurred a “separation from service” as defined by Section 409A.

Section 1.29. Specified Employee. A “specified employee” as defined by Section 409A. As of the date of the adoption of this Plan, Section 409A provides that if the Company’s Common Stock is publicly traded on an established securities market or otherwise, then “specified employee” means senior officers who make $130,000 or more annually (limited to the top 3 such officers or, if greater (up to a maximum of 50), the top 10%); 1% owners whose compensation is $150,000 or more annually; and 5% owners regardless of their compensation).

Section 1.30. Stock. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

Section 1.31. Tax Withholding Liability. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

Section 1.32. Transfer. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

Section 1.33. Units. The Right of a Unit Recipient (as defined in Section 5.1(a)) to receive a combination of cash and Stock when, as and in the amounts described in Article V.

Section 1.34. Unit Agreement. The agreement between the Company and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.

Section 1.35. 1933 Act. The Securities Act of 1933, as amended.

Section 1.36. 1934 Act. The Securities Exchange Act of 1934, as amended.

ARTICLE II

GENERAL

Section 2.1. Purpose. The purposes of this Plan are to encourage and motivate key employees to contribute to the successful performance of the Company and its Subsidiaries and the growth of the market value of the Common Stock; to achieve a unity of purpose among such directors, key employees and the Company’s shareholders by providing ownership opportunities, and a unity of interest among such parties in the achievement of the Company’s primary long term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees pursuant to the terms of this Plan.

Section 2.2. Administration.

(a) The Plan shall be administered by the Committee which meets, and shall continue to meet, the standards of Rule 16b-3(d)(1) promulgated by the SEC under the 1934 Act. Subject to the provisions of SEC Rule 16b-3(d)(1), the Committee may designate any officers or employees of the Company or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

(b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the Rights granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan. Provided, however, that the Committee shall administer and interpret the Plan in a manner so as to comply with Section 409A to the extent that Section 409A applies to any portion(s) of the Plan.

(c) It shall be in the discretion of the Committee to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

(d) The Company may, at its discretion, register the (i) offering of shares of Stock pertaining to or underlying the Rights and the offering of Rights pursuant to this Plan, (ii) this Plan and (iii) the Rights, to the extent required, under the 1933 Act and applicable state securities and “Blue Sky” laws (the “Registration”). In such event, the Company shall make available to Eligible Employees receiving Rights, and/or shares of Stock in connection therewith, all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right, and/or shares of Stock in connection therewith, with such information about the Company as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible for determining the maximum number of Eligible Employees and the suitability of particular persons to be Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

(e) In determining the Eligible Employees to whom Rights shall be granted and the number of shares of stock to be covered by each Right, the Committee shall take into account the nature of the services rendered by such Eligible Employees, their present and potential contributions to the success of the Company and/or the Subsidiaries and such other factors as the Committee shall deem relevant. An Eligible Employee who has been granted a Right under the Plan may be granted additional Rights under the Plan if the Committee shall so determine.

If, pursuant to the terms of the Plan, or otherwise in connection with the Plan, it is necessary that the percentage of stock ownership of an Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

(f) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Committee, and until the Committee acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

Section 2.3. Stock Available For Rights.

(a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs, Units and Book Value Shares under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs, Units and Book Value Shares may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under the Plan to any Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of the Plan as described in Section 8.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

(b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to ratification by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. Any adjustments made hereunder will comply with the requirements of Section 409A either to maintain the status of the Rights as exempt from the Section 409A requirements or to keep the Rights compliant with the requirements of Section 409A, as applicable. Except as provided in Section 6.2(g), no such adjustments will be required by reason of (i) the issuance or sale by the Company for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or any subsidiary in connection therewith.

(c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

Section 2.4. Section 409A Matters. This Plan has been amended and restated following the addition of Section 409A to the Code by The American Jobs Creation Act of 2004 and following the issuance of Proposed Treasury Regulations and Notice 2005-1. Notwithstanding anything to the contrary in this Plan or in any Rights Agreement, (i) this Plan and each Rights Agreement may be amended from time to time as the Committee may determine to be necessary or appropriate in order to avoid any grant of any Rights, this Plan, or any Rights Agreement from resulting in the inclusion of any compensation in the gross income of any Participant under Section 409A as amended from time to time, and (ii) if any provision of this Plan or of any Rights Agreement would otherwise result in the inclusion of any compensation in the gross income of any Participant under Section 409A as amended from time to time, then such provision shall not apply as to such Participant and the Committee, in its discretion, may apply in lieu thereof another provision that (in the judgment of the Committee) accomplishes the intent of this Plan or such Rights Agreement without resulting in such inclusion.

ARTICLE III

OPTIONS

Section 3.1. Grant of Options.

(a) The Company may grant Options to Eligible Employees as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, and (ii) the execution and delivery of an Option Agreement by the Eligible Employee optionee (the “Optionee”) and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

(b) The Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. The aggregate Fair Market Value (determined as of the time an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the “$100,000 Limitation”). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to the number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

Section 3.2. Exercise Price. The exercise price of each Option granted under the Plan (the “Exercise Price”) shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant of the Option. In the case of ISOs granted to a shareholder who owns capital stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (a “10% Shareholder”), the Exercise Price of each Option granted under the Plan to such 10% Shareholder shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant of the Option.

Section 3.3. Terms and Conditions of Options.

(a) All Options must be granted within ten (10) years of the Effective Date.

(b) The Committee may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee.

(c) The grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

(d) At the discretion of the Committee, an Optionee, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee.

(e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the “Vesting Period”) with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided that the Committee may, at the time of grant of an Option, designate that, notwithstanding any otherwise applicable Vesting Period, such Option shall vest immediately prior and subject to the consummation of a Change In Control Transaction (which may cause an Option granted as an ISO to be deemed a Non-Qualified Option).

(g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

(h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock underlying such Option until payment in full of the Exercise Price by such Optionee for the stock being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).

(i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited, to the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

(j) All Non-Qualified Stock Options shall be issued at no less than 100% of Fair Market Value as provided for in Sections 1.13(b) and 3.2. The number of shares subject to each Nonqualified Stock Option will be fixed in the applicable Option Agreement. When the Non-Qualified Stock Options are transferred or exercised, the transfer or exercise shall be subject to taxation under Code Section 83 and Treasury Regulation §1.83-7. No Non-Qualified Stock Option awarded hereunder shall contain any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option under Treasury Regulation §1.83-7 or the time the stock acquired pursuant to the exercise of the option first becomes substantially vested as defined in Treasury Regulation §1.83-3(b). Further, each Non-Qualified Stock Option will comply with any other Section 409A requirement in order to maintain the status of the Non-Qualified Stock Option as exempt from the requirements of Section 409A.

Section 3.4. Exercise of Options.

(a) An Optionee must at all times be an Eligible Employee from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b).

(b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of withholding taxes pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event of the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, the second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency. Alternatively, an Option may also be exercised, if permitted by the terms of the Option Agreement and applicable law, by delivery of, along or in conjunction with a partial cash or instrument payment, (i) a fully-secured, recourse promissory note, or (ii) shares of Stock already owned by the Optionee or to be received upon exercise of the Option in a “cashless exercise.” The Committee may, in the relevant Option Agreement, also permit an Optionee (either on a selective or group basis) to simultaneously exercise Options and sell the shares of Stock thereby acquired, and use the proceeds from such sale as payment of the exercise price of such Options. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Option may be used by the Company for general corporate purposes.

(c) As a condition to the issuance of the Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company’s Tax Withholding Liability required in connection with such exercise.

(d) The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) at the discretion of the Committee, through the delivery of outstanding shares of the Common Stock owned by the Optionee with a Fair Market Value at the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

Section 3.5. Term and Termination of Option.

(a) The Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted (the “Option Period”). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

(b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate upon the earlier of: (i) twelve (12) months after the date that the Optionee ceases to be an

Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Optionee ceases to be an Eligible Employee for any reason other than Death or Disability. Any portions of Options not exercised within the foregoing periods shall terminate.

Section 3.6. Change in Control Transaction. All or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any Option that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

Section 3.7. Restrictions On Transfer. An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

Section 3.8. Stock Certificates. Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

Section 3.9. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. Provided, however, that to the extent Section 409A applies to any Option, then any alteration, suspension, termination or discontinuance of the Plan shall not be effective unless it complies with Section 409A. Further provided, that the Board may not, without the consent of the holder of an Option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

Section 3.10. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

Section 3.11. Section 409A Matters. It is intended that the Options awarded under the Plan meet the requirements of the Section 409A exemption for options such that Section 409A does not apply to the Options issued under the Plan. However, to the extent that the Board determines that any Option granted under the Plan is subject to Section 409A, the Option Agreement evidencing such Option shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Option Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Board determines that any Option may be subject to Section 409A, the Board may adopt such amendments to the Plan and the applicable Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Option from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (2) comply with the requirements of Section 409A.

ARTICLE IV

RESTRICTED STOCK GRANTS

Section 4.1. Grants of Restricted Stock.

(a) The Company may grant Restricted Stock or Rights to receive Restricted Stock to Eligible Employees as provided in this Article IV. Shares of Restricted Stock, or Rights thereto, will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a Restricted Stock Agreement by the Eligible Employee to whom such Restricted Stock is to be issued (the “Holder”) and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been granted merely upon authorization by the Committee. The aggregate number of shares of Restricted Stock potentially acquirable under all Rights to acquire Restricted Stock shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

(b) Each grant of Restricted Stock, or Rights thereto, pursuant to this Article IV will be evidenced by a Restricted Stock Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV.

(c) Without limiting the foregoing, each Restricted Stock Agreement shall include the following terms and conditions:

(i) Nothing contained in this Article IV, any Restricted Stock Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any Holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(ii) Except as otherwise provided herein, each Restricted Stock Agreement shall specify the period or periods of time within which each Right to receive Restricted Stock or portion thereof will first become exercisable (the “Vesting Period”) with respect to the total number of shares of Restricted Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, but generally shall be at least two (2) years and one day of continued service with the Company. The Committee may, in its discretion, establish a shorter Vesting Period by specifically providing for such shorter period in the Restricted Stock Agreement; provided, however, that the Vesting Period shall not be less than one (1) year and one day of continued service with the Company after the date on which the Restricted Stock Right is granted. The Committee may, at the time of grant of a Restricted Stock, designate that, notwithstanding any otherwise applicable Vesting Period, such Restricted Stock shall vest immediately prior and subject to the consummation of a Change In Control Transaction.

Section 4.2. Restrictions on Transfer of Restricted Stock.

(a) Rights to acquire Restricted Stock may not be Transferred, and shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws and set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

(b) Any Transfer of Rights to acquire Restricted Stock and any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), or exercise any other legal or equitable remedy.

(c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company’s rights under a Restricted Stock Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock, and of the applicable Restricted Stock Agreement, as if the transferee were the original Holder of such Restricted Stock.

(d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by Holder and Holder’s spouse, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

Section 4.3. Exercise.

(a) Upon satisfaction of the Vesting Period, the Holder shall be entitled to exercise his Rights to receive Restricted Stock, and a certificate for the number of shares of Stock issued which are no longer subject to restrictions shall be delivered to the Holder on the 30th day following the satisfaction and/or lapse of the restrictions.

(b) To the extent not previously exercised, each grant of Rights to receive Restricted Stock will terminate upon the expiration of the Restricted Stock Period specified in the Restricted Stock Agreement; provided, however, that each such grant of Rights to receive Restricted Stock will terminate upon the earlier of: (i) twelve (12) months after the date that the Holder ceases to be an Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Holder ceases to be an Eligible Employee for any reason other than Death or Disability. Any portions of the grant of Rights to acquire Restricted Stock to a Holder not exercised within the foregoing periods shall terminate.

Section 4.4. Change in Control Transaction. All or any part of the grants of Rights to receive Restricted Stock theretofore made under the Plan shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any grant of a Right to receive Restricted Stock that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all grants of Restricted Stock, or Rights thereto, theretofore made, or the substitution for such grants of Restricted Stock, or Rights thereto, of grants of Restricted Stock to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the grants of Restricted Stock, or Rights thereto, theretofore made shall continue in the manner and under the terms so provided.

Section 4.5. Compliance with Law. Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

Section 4.6. Stock Certificates. Certificates representing the Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Agreement and in the legends referred to in this Section 4.6, have been complied with.

Section 4.7. Market Standoff. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC in connection with such offering.

Section 4.8. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. Provided, however, that to the extent Section 409A applies to any Restricted Stock or Right thereto, then any alteration, suspension, termination or discontinuance of the Plan shall not be effective unless it complies with Section 409A. Further provided, that the Board may not, without the consent of the Holder of a Restricted Share previously granted, make any alteration which would deprive the Holder of his rights with respect thereto.

Section 4.9. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

Section 4.10. Section 409A Matters. The Restricted Stock, or Rights thereto, awarded under this Plan are intended to be taxed under the provisions of Section 83 of the Code, and are not intended to provide and do not provide for the deferral of compensation within the meaning of Section 409A. However, to the extent that the Board determines that any Restricted Stock or Right thereto granted under the Plan is subject to

Section 409A, the Restricted Stock Agreement evidencing such Restricted Stock or Right thereto shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Restricted Stock Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Board determines that any Restricted Stock or Rights thereto may be subject to Section 409A, the Board may adopt such amendments to the Plan and the applicable Restricted Stock Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Restricted Stock or Rights thereto from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Restricted Stock or Rights thereto, or (2) comply with the requirements of Section 409A.

ARTICLE V

LONG-TERM INCENTIVE COMPENSATION UNITS

Section 5.1. Awards of Units.

(a) The Committee may grant awards of Units to Eligible Employees as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted (a “Unit Recipient”) and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted in such amounts and to such Unit Recipients as the Committee may determine in its sole discretion subject to the limitation in Section 5.2 below.

(b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

(c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two or more years (“Performance Period”) beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee for each year’s awards and shall be set forth in writing in the Unit Award Agreement.

(d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate. The financial performance and other performance categories to be met shall be set forth in writing in the Unit Award Agreement.

(e) Distributions of Units awarded will be based on the Company’s financial performance with results from other performance categories applied as a factor, not exceeding one, against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed.

No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee.

(f) The percentage of Units awarded and which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called “Retained Units.”

(g) After determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash on the 60th day following the conclusion of the applicable Performance Period(s). The Committee, in its sole discretion, will determine how much of the Retained Unit will be distributed in cash and how much will be distributed in shares of stock. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be cancelled.

(h) Notwithstanding any other provision in this Article V, the Committee, if it determines in its sole discretion that it is necessary or advisable under the circumstances, may adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher employee grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

Section 5.2. Limitations. The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

Section 5.3. Terms and Conditions.

(a) All awards of Units must be made within ten (10) years of the Effective Date.

(b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

(c) Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(d) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

Section 5.4. Special Distribution Rules.

(a) Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

(b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, whether before or after any event set forth in Section 5.6(b) below, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be cancelled.

(c) In case of the termination of the Unit Recipient’s status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death or Disability, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and cancelled.

(d) Upon a Unit Recipient’s promotion to a higher employee grade classification, the Committee may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher employee grade classification for the current Performance Period.

Notwithstanding any other provision of the Plan, the Committee may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower employee grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be cancelled.

Section 5.5. Dividend Equivalent Units. On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the “Dividend Equivalent Credit”) on the payment date to each Unit Recipient’s account for each Unit which has been awarded to the Unit Recipient and not distributed or cancelled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

Section 5.6. Adjustments.

(a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities. Provided, however, that no adjustment shall be made under this Section 5.6(a) if the adjustment would cause the Units granted hereunder to be considered deferred compensation for purposes of Section 409A, or otherwise subject the Units to Section 409A.

(b) All or any part of the Units theretofore awarded under this Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any Units that have not been distributed on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such Units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

Section 5.7. Other Conditions.

(a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article IV. Units under this Article V may not be Transferred.

(b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value on the Distribution Date (as defined in Section 5.7(d) below) of which is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

(c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or Nasdaq National Market requirements, are satisfied (if the delay is in compliance with Section 409A). The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

(d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. The “Distribution Date” shall be the first business day coincident with or next following April 1st of the year of distribution, except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee determines the distribution.

(e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

(i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Company;

(ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b).

(iii) Estimated consolidated net income of the Company for the twelve-month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

(iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Company is bound.

(f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, (ii) Units eligible for distribution under this Article V.

Section 5.8. Designation of Beneficiaries. A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Company prior to the Unit Recipient’s Death. In case of the Unit Recipient’s Death, the amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Company shall have no further liability to anyone with respect to such amount.

Section 5.9. Restrictions On Transfer. Units granted under Article V may not be Transferred except as provided in Section 5.8; during the lifetime of the Unit Recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

Section 5.10. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. Provided, however, that to the extent Section 409A applies to any Unit, then any alteration, suspension, termination or discontinuance of the Plan shall not be effective unless it complies with Section 409A. The Board may not, without the consent of the Unit Recipient, make any alteration which would deprive the Unit Recipient of his rights with respect thereto.

Section 5.11. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

Section 5.12. Section 409A Matters. The Units awarded under this Plan are intended to be taxed under the provisions of Section 83 of the Code, and are not intended to provide and do not provide for the deferral of compensation within the meaning of Section 409A. However, to the extent that the Board determines that any Unit granted under the Plan is subject to Section 409A, the Unit Award Agreement evidencing such Unit shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and Unit Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Board determines that any Units may be subject to Section 409A, the Board may adopt such amendments to the Plan and the applicable Unit or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Unit from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Unit, or (2) comply with the requirements of Section 409A.

ARTICLE VI

STOCK APPRECIATION RIGHTS

Section 6.1. Grants of SARs.

(a) The Company may grant SARs to Eligible Employees under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted (the “SAR Recipient”) and a duly authorized officer of the Company. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

(b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Company and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

Section 6.2. Terms and Conditions of SARs.

(a) All SARs must be granted within ten (10) years of the Effective Date.

(b) Each SAR issued pursuant to this Article VI shall have an initial base value (the “Base Value”) equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR (the “SAR Issuance Date”).

(c) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(d) Except as otherwise provided herein, each SAR Agreement shall specify the number of shares of Stock covered by the SAR being awarded and the period or periods of time within which each SAR or portion thereof will first become exercisable (the “SAR Vesting Period”) with respect to the total Cash Payment (as defined in Section 6.4(b)) receivable thereunder.

(e) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

(f) A SAR Recipient shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by such SAR. However, adjustment shall be made to each SAR granted for dividends (ordinary or extraordinary, whether in cash, securities or other property), and upon the sale by the Company for cash of additional shares of its Common Stock. Provided, however, that no adjustment shall be made if the adjustment would cause the SARs granted hereunder to be considered deferred compensation for purposes of Section 409A, or would otherwise subject the SARs to Section 409A.

(g) A SAR Recipient is not entitled to dividend equivalents or similar rights with respect to the SARs granted hereunder.

(h) Notwithstanding anything in the Plan to the contrary, no SAR shall contain any feature for the deferral of compensation other than the right to receive compensation equal to the difference between the Base Value on the date of grant and the Fair Market Value of the Stock on the date of Exercise.

Section 6.3. Restrictions on Transfer of SARs. Each SAR granted under this Article VI may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

Section 6.4. Exercise of SARs.

(a) A SAR Recipient, or his or her executors or administrators, or heirs or legatees, shall exercise a SAR of the SAR Recipient by giving written notice of such exercise to the Company. SARs may be exercised only upon the completion of the SAR Vesting Period applicable to such SAR.

(b) Within ten (10) days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR and the Fair Market Value of the Common Stock as of the SAR Exercise Date, reduced by the Tax Withholding Liability arising from such exercise (the “Cash Payment”).

Section 6.5. Termination of SARs.

(a) The Committee shall determine in its sole discretion, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall not be later than ten (10) years after the date such SAR is granted (the “SAR Period”).

(b) To the extent not previously exercised, each SAR will terminate upon the expiration of the SAR Period specified in the SAR Agreement; provided, however, that each such SAR will terminate upon the earlier of: (i) twelve (12) months after the date that the SAR Recipient ceases to be an Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the SAR Recipient ceases to be an Eligible Employee for any reason other than by Death or Disability. Any SARs not exercised within the foregoing periods shall terminate.

Section 6.6. Change in Control Transaction. All or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any SAR that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

Section 6.7. Designation of Beneficiaries. A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Company prior to the SAR Recipient’s Death. In case of the SAR Recipient’s Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient, in which event the Company shall have no further liability to anyone with respect to such amount.

Section 6.8. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. Provided, however, that to the extent Section 409A applies to any SAR, then any alteration, suspension, termination or discontinuance of the Plan shall not be effective unless it complies with Section 409A. The Board may not, without the consent of the SAR Recipient, make any alteration which would deprive the SAR Recipient of his rights with respect thereto.

Section 6.9. Compliance With Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

Section 6.10. Section 409A Matters. The SARs granted under this Plan, and the related payments to the SAR Recipient in settlement of vested SARs, are intended to be taxed under the provisions of Section 83 of the Code, and are not intended to provide and do not provide for the deferral of compensation within the meaning of Section 409A of the Code. However, to the extent that the Board determines that any SAR granted under the Plan is subject to Section 409A, the SAR Agreement evidencing such SAR shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and SAR Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Board determines that any SAR may be subject to Section 409A, the Board may adopt such amendments to the Plan and the applicable SAR Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the SAR from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the SAR, or (2) comply with the requirements of Section 409A.

ARTICLE VII

BOOK VALUE SHARES

Section 7.1. Grant of Book Value Shares. The Company may grant Book Value Shares to Eligible Employees (the “BVS Recipient”) as provided in this Article VII. Book Value Shares will be deemed granted pursuant to this Article VII only upon vote by the Committee, effective on even date thereon, and shall require the immediate execution and delivery of a Book Value Share Agreement by the BVS Recipient and a duly authorized officer of the Company. Book Value Shares will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of Book Value Shares potentially granted shall not exceed the total number of shares in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

Section 7.2. Initial Value. The initial value of each Book Value Share granted under this Plan (the “Initial Value”) shall be the book value of the Common Stock on the day of issuance.

Section 7.3. Terms and Conditions of Book Value Shares.

(a) All Book Value Shares must be granted within ten (10) years of the Effective Date.

(b) The Committee may make more than one grant of Book Value Shares to a BVS Recipient.

(c) Each grant of Book Value Shares shall be evidenced by a Book Value Share Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article VII.

(d) Nothing contained in Article VII, any Book Value Share Agreement or in any other agreement executed in connection with the granting of Book Value Shares under this Article VII will confer upon any BVS Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(e) Except as otherwise provided herein, each Book Value Share Agreement shall specify the period or periods of time within which each Book Value Share or portion thereof will first become redeemable (the “Vesting Period”) with respect to the total number of Book Value Shares acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

(f) A BVS Recipient shall have no rights as a shareholder of the Company with respect to any shares of Common Stock represented by the Book Value Shares. An adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Book Value Shares is redeemed, except as provided in Sections 2.3(b). Provided, however, that no adjustment shall be made if the adjustment would cause the Book Value Shares granted hereunder to be considered deferred compensation for purposes of Section 409A, or would otherwise subject the Book Value Shares to Section 409A.

Section 7.4. Redemption of Book Value Shares.

(a) A BVS Recipient must be an Eligible Employee at all times from the date of grant until the redemption of the Book Value Shares granted, except as provided in Section 7.5(b).

(b) A Book Value Share may be redeemed to the extent redeemable (i) by giving written notice of redemption to the Company, specifying the number of full Book Value Shares to be redeemed and, if applicable, accompanied by full payment of the amount of the Tax Withholding Liability pursuant to Section 7.4(c) below.

(c) As a condition to the redemption, in full or in part, of the Book Value Shares, the BVS Recipient will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Tax Withholding Liability required in connection with such exercise.

(d) Book Value Shares shall be redeemed for (i) the then current book value of the Common Stock, adjusted for the effects of dividends, the premium or discount resulting from the issuance of additional Common Stock as noted otherwise herein, and the mark to market valuation of the Company’s investment securities portfolio in accordance with FASB 115 less (ii) the Initial Value per share.

(e) The monies due shall be payable to the BVS Recipient either in United States dollars, in cash or by check, draft or money order payable to the order of the BVS Recipient.

Section 7.5. Term and Termination of Book Value Shares.

(a) The Committee shall determine, and each Book Value Share Agreement shall state, the expiration date or dates of such Book Value Shares, but such expiration date shall be not later than ten (10) years after the date such Book Value Share was granted (the “Book Value Share Period”).

(b) To the extent not previously redeemed, each Book Value Share held by a BVS Recipient will terminate upon the expiration of the Book Value Share Period specified in the Book Value Share Agreement; provided, however, that, subject to the provisions of Section 7.5(a), each such Book Value Share will terminate upon the earlier of: (i) immediately as of the date that the BVS Recipient ceases to be an Eligible Employee for any reason, other than by reason of Death or Disability, or (ii) twelve (12) months after the date that the BVS Recipient ceases to be an Eligible Employee by reason of Death or Disability. Any portions of Book Value Shares not redeemed within the foregoing periods shall terminate. The Committee may, in its discretion, specify in the agreement other events that will result in the termination of the Book Value Shares.

Section 7.6. Change in Control Transaction. All or any part of the Book Value Shares theretofore granted under this Article VII shall become immediately redeemable in full and may thereafter be redeemed on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of redeemability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any Book Value Shares that have not been fully redeemed on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Book Value Shares theretofore granted, or the substitution for such Book Value Shares of book value shares of the successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Book Value Shares theretofore granted shall continue in the manner and under the terms so provided.

Section 7.7. Restrictions on Transfer. A Book Value Share granted under Article VII may not be Transferred and during the lifetime of the BVS Recipient and may be exercised only by such BVS Recipient.

Section 7.8. Evidence of Participation. In lieu of certificates representing the Book Value Shares issued pursuant to this Agreement, the Book Value Share Agreement shall serve as evidence of ownership.

Section 7.9. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. Provided, however, that to the extent Section 409A applies to any Book Value Share, then any alteration, suspension, termination or discontinuance of the Plan shall not be effective unless it complies with Section 409A. The Board may not, without the consent of the BVS Recipient, make any alteration which would deprive the BVS Recipient of his rights with respect thereto.

Section 7.10. Section 409A Matters. The Book Value Shares awarded under this Plan, and the related payments to the BVS Recipient in settlement of vested Book Value Shares, are intended to be taxed under the provisions of Section 83 of the Code, and are not intended to provide and do not provide for the deferral of compensation within the meaning of Section 409A of the Code. However, to the extent that the Board determines that any Book Value Share granted under the Plan is subject to Section 409A, the BVS Agreement evidencing such Book Value Share shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and BVS Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Board determines that any Book Value Share may be subject to Section 409A, the Board may adopt such amendments to the Plan and the applicable BVS Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Book Value Share from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Book Value Share, or (2) comply with the requirements of Section 409A.

ARTICLE VIII

MISCELLANEOUS

Section 8.1. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

Section 8.2. No Obligation to Exercise Right. The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

Section 8.3. Term of Plan. Except as otherwise specifically provided herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

Section 8.4. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

Section 8.5. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company or by one or more Subsidiaries. The Company shall indemnify, defend and hold each member of the Committee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Committee’s powers and the discharge of the Committee’s duties hereunder.

Section 8.6. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

Section 8.7. Inspection of Plan. A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Company and shall be shown to any proper person making inquiry about it.

Section 8.8. Severable Provisions. The Company intends that the provisions of Articles III, IV, V, VI and VII, in each case together with Articles I, II and VIII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

Section 8.9. Termination of Employment. Notwithstanding anything in the Plan to the contrary, to the extent any Right is subject to Section 409A, and payment or exercise of such Right is on account of a termination of employment, such payment or exercise shall only be effectuated if the Optionee, Holder, Unit Recipient, SAR Recipient, or BVS Recipient, as applicable, incurs a Separation from Service. Payment will occur on the 60th day after the Separation from Service. Provided, however, that if the Optionee, Holder, Unit Recipient, SAR Recipient, or BVS Recipient, as applicable, is a Specified Employee, payment or exercise shall be effectuated on the first day of the seventh month following the Separation from Service.

Appendix D

MIDCAROLINA FINANCIAL CORPORATION

2008 DIRECTOR STOCK OPTION PLAN

ARTICLE 1

PURPOSE; TERM; DEFINITIONS

1.01 Purpose. The MidCarolina Financial Corporation 2008 Director Stock Option Plan (the “Director Plan”) is intended to secure for MidCarolina Financial Corporation (the “Company”) and its stockholders the benefits of the incentive inherent in stock ownership by Directors of the Company and its Affiliates who are largely responsible for the Company’s and its Affiliates’ future growth and continued financial success, and to afford such persons the opportunity to obtain or increase a proprietary interest in the Company and, thereby, have an opportunity to share in the Company’s financial success.

1.02 Effective Date of the Director Plan. This Director Plan was adopted by the Company’s Board of Directors on March 25, 2008, subject to approval by the Company’s stockholders, and it shall become effective on the date (the “Effective Date”) on which it is approved by the Company’s stockholders in accordance with applicable law.

1.03 Term. No Option shall be granted under the Director Plan after 10 years from the Effective Date; provided, however, that the Director Plan and Options granted under it prior to such date shall remain in effect until those Options shall have been exercised, terminated or expired in accordance with the Director Plan and the terms of the respective Option Agreements.

1.04 Definitions. As used in this Director Plan, the following terms shall have the meanings respectively indicated below:

(a) “Affiliate” shall mean any parent corporation or subsidiary of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) of the Code, but modified as permitted under Treasury Regulations Section 1.409A-1(b)(5)(iii) for Options to which the Regulation is applicable.

(b) “Company” shall mean MidCarolina Financial Corporation, a North Carolina corporation.

(c) “Board” shall mean the Company’s Board of Directors.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor revenue laws of the United States.

(e) “Committee” shall mean the committee of Directors appointed by the Board to administer this Director Plan, as more fully described in Paragraph 2.02.

(f) “Common Stock” shall mean the Company’s no par value common stock.

(g) “Director” shall mean any person who, at the time a determination is to be made, has been elected and is then serving as a member of the Board or of the board of directors of any Affiliate.

(h) “Effective Date” shall have the meaning assigned in Paragraph 1.02.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(j) “Fair Market Value” means the value of one share of the Company’s common stock, determined according to the following rules: (a) if the Company’s Common Stock is traded on an exchange or on an automated quotation system giving closing prices, the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (b) if the Company’s common stock is traded over-the-counter with no reported closing price, the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (c) if neither clause (a) nor clause (b) applies, the fair market value as determined by the Committee in good faith and, to the extent applicable, consistent with the rules and valuation methods prescribed under Code Section 409A and related regulations, and other applicable tax rules.

(k) “Non-Employee Director” shall mean a Director who: (i) is neither currently an officer of, nor otherwise currently employed by, the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a Director, except in an amount permitted by Rule 16b-3 under the Exchange Act, and (iii) otherwise meets the definition of a “Non-Employee Director” under Rule 16b-3.

(l) “Option” shall mean a stock option to acquire Common Stock that is not intended to be an “incentive stock option,” and does not qualify as an “incentive stock option,” under Section 422 of the Code.

(m) “Option Agreement” shall mean a written agreement between the Company and a Director pursuant to which an Option is issued to the Director pursuant to this Director Plan.

(n) “Optionee” shall mean the holder of an Option issued pursuant to this Director Plan.

(o) “Director Plan” shall mean the MidCarolina Financial Corporation 2008 Director Stock Option Plan, as it may be amended from time to time.

(p) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

ARTICLE II

ADMINISTRATION

2.01 Administration of Director Plan. The Director Plan shall be administered by the Committee, which shall be appointed by the Board in accordance with Paragraph 2.02. In the event the Board should fail to appoint or there is otherwise an absence of a Committee, the Board shall administer the Director Plan as if it were the Committee.

2.02 Committee Composition. The Committee shall consist of not less than two (2) members each of whom is a Non-Employee Director. Once designated, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee, appoint additional members, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies however caused, and remove all members of the Committee.

2.03 Operation of Committee. A majority of the entire Committee shall constitute a quorum at any meeting, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed to be the action of the Committee. In addition, any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Director Plan, the Company’s bylaws, and any terms and conditions prescribed by the Board, the Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such times and places as it may determine. The interpretation and construction by the Committee of any provisions of the Director Plan, any Option granted under it, or any Option Agreement, shall be final unless otherwise determined by the Board.

2.04 Committee Authority. Subject to the provisions of the Director Plan and any conditions and limitations prescribed by the Board consistent with the Director Plan, the Committee shall have the authority, in its sole discretion, to:

(a) designate the Directors eligible to receive Options under the Director Plan;

(b) grant Options to Directors for the numbers of shares of Common Stock as the Committee shall deem appropriate;

(c) impose such limitations, restrictions and conditions upon such Options as the Committee shall deem appropriate; and

(d) construe and interpret the Director Plan and Options granted under it, adopt, amend and rescind rules and regulations relating to the Director Plan, and make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Director Plan.

2.05 Good Faith Determinations. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Director Plan or any Option granted under the Director Plan.

ARTICLE III

ELIGIBILITY; TYPES OF OPTIONS SUBJECT TO DIRECTOR PLAN

3.01 Criteria. The Committee shall from time to time select the Directors to receive Options under the Director Plan and the numbers of Options to be granted to them. In granting Options, the Committee may take into account the present and potential contributions of Directors to the success of the Company or any of its Affiliates and such other factors as the Committee may consider relevant. Nothing in the Director Plan shall be construed to give any Director the right to receive an Option as to any particular number of shares, or on any particular terms, or at all, at any time.

3.02 Shares Subject to the Director Plan. The maximum total number of shares of Common Stock which may be issued under the Director Plan during its term shall be two hundred fifty thousand (250,000) shares, which maximum number shall be subject to adjustment as provided in Paragraph 4.04 below. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Director Plan at any time:

(a) Common Stock subject to the Director Plan may be unissued shares or reacquired shares, bought on the market or otherwise;

(b) when cash is used by the Director as full payment for shares issued upon exercise of an Option, all the shares issued shall be counted;

(c) when shares of stock, including, without limitation, Common Stock issued pursuant to the Director Plan, are used by the Director as full or partial payment for shares issued upon exercise of an Option, all the shares issued (including shares, if any, withheld for tax withholding requirements, and the shares used in the purchase) shall be counted; and

(d) any shares of Common Stock subject to an Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Director Plan.

3.03 Conditions of Participation. By accepting an Option, the Optionee will be deemed to have agreed (a) to be bound by the terms of the Director Plan and the Option Agreement relating to his or her Option, and to comply with all other conditions imposed by the Committee, and (b) that the Committee (or the Company’s Board, as applicable) may amend the Director Plan and the Option Agreement without the Optionee’s consent or any additional consideration if necessary to comply with or avoid penalties arising under Internal Revenue Code Section 409A or any other Section of the Code, even if the amendment reduces, restricts, or eliminates rights that were granted under the Director Plan, the Option Agreement, or both before the amendment.

ARTICLE IV

OPTIONS

Options granted pursuant to this Article are not intended to constitute “incentive stock options” under Section 422 of the Code. Each Option shall be granted on terms and conditions as shall be consistent with the Director Plan and specified by the Committee at the time of grant, and each Option shall be evidenced by an Option Agreement containing the terms and provisions applicable to that Option.

4.01 Mandatory Provisions. Option Agreements may be, but need not be, identical, but each Option Agreement, by appropriate language, shall include the substance of all the following terms:

(a) The number of shares to which it pertains;

(b) A minimum number of the shares that may be purchased upon each partial exercise of an Option;

(c) The Option exercise price, which shall be set by the Committee and which shall be no less than the Fair Market Value of the Common Stock on the date the Option is granted;

(d) The date the Option is granted, which shall be the date selected by the Committee as of which the Committee reserves a specific number of shares of Common Stock for issuance to a Director upon exercise of Options pursuant to the Director Plan;

(e) The date, time or event upon which the Option expires;

(f) Whether and upon what terms the Option is transferable;

(g) The time and medium of payment with respect to exercise of the Option, provided that if payment is permitted to be made by Common Stock, the stock shall be valued at its Fair Market Value as of the date the Option is exercised;

(h) Unless modified by the optional provisions in Paragraph 4.02, that to the extent the Optionee (or other person exercising such Option) recognizes income as a result of the exercise of the Option, or the subsequent sale of the Common Stock issued pursuant to exercise of the Option, then the Optionee shall pay to the Company or its applicable Affiliate an amount equal to the federal, state and local withholding taxes on income so recognized at the time required by law;

(i) Terms indicating treatment of the Options upon merger, reorganization, exchange of shares, or other changes in control of the Company, or other similar corporate events; and

(j) Terms indicating that any Common Stock acquired upon exercise of the Option shall not be sold or otherwise transferred before the expiration of six months from the date such Option was granted.

4.02 Optional Provisions. Option Agreements may contain such other provisions not inconsistent with the Director Plan as the Committee, in its discretion, shall deem advisable. Without limiting the foregoing, the Committee shall specifically consider inclusion of the following terms:

(a) That all or part of the total number of shares of stock subject to an Option be allotted in periodic installments (which may, but need not, be equal) and that, from time to time during each of such installment periods the Option may become exercisable (or “vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allocated to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate;

(b) The circumstances under which all or any portion of any Option previously granted and unexercised may or shall be terminated, including, without limitation, termination of the Option upon any termination of the Optionee’s service as a Director for any reason, including without limitation death, disability or retirement;

(c) The circumstances under which the vesting of all or any portion of any Option may or shall be accelerated;

(d) That the shares to be received upon exercise of the Option shall be restricted stock, and that no exercise of an Option shall be effective until a Restricted Stock Agreement has been executed with respect to such shares; and

(e) That in the event an Optionee incurs federal, state or local income, employment or other withholding taxes applicable to income recognized by such Optionee and attributable to the Common Stock issued upon exercise of the Option, or a subsequent sale of the Common Stock, then, at the time as may be required by law, the Company or its applicable Affiliate may provide for payment of the taxes on behalf of the Optionee (or other person exercising such Option) pursuant to one or any combination of the following: (i) by an advance on by the Company or such Affiliate on behalf of the Optionee pursuant to a repayment schedule satisfactory to the Company or such Affiliate; or (ii) by withholding from the Optionee’s compensation; or (iii) by requiring that the Optionee pay to the Company or its Affiliate the amount of such taxes as a condition to exercising the Option, or (iv) by payment in whole or in part by the Company or such Affiliate.

4.03 Prohibited Provision. No Option Agreement shall impose an obligation on the Optionee to exercise an Option.

4.04 Anti-Dilutive Adjustments. If, after the Effective Date, there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting the Company’s common stock, then to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Director Plan, the Committee shall, in a manner the Committee considers equitable, adjust (a) the aggregate number of shares for which Options may be granted under the Director Plan, (b) the respective Exercise Prices, numbers of shares, and other limitations applicable to outstanding Options, and (c) any other factors, limits, or terms affecting any outstanding or subsequently granted Options.

4.05 Rights Associated With Options. An Optionee holding an unexercised Option shall have no voting or dividend rights associated with shares underlying the unexercised Option. Unless otherwise specified in the Option Agreement or as otherwise specifically provided in the Director Plan, the shares acquired upon exercise of an Option shall have all dividend and voting rights associated with the Company’s Common Stock and shall be transferable, subject to applicable Federal securities laws, applicable requirements of any national securities exchange or system on which shares of the Company’s Common Stock are then listed or traded, and applicable blue sky or state securities laws.

4.06 Issuance of Shares. Subject to Paragraph 5.02 below, the Company shall issue or cause to be issued shares of its Common Stock as soon as practicable following exercise of an Option and full payment of the exercise price in the manner described in the Option Agreement. However, until a stock certificate evidencing the shares is issued, no right to vote or receive dividends or any other rights as a stockholder shall exist for the shares to be issued. Issuance of shares shall be evidenced by a computerized or manual entry in the records of the Company or its duly authorized stock transfer agent established to evidence the issuance of shares of the Company’s Common Stock, and those records shall be binding on all parties, unless manifest error exists.

4.07 Applicable Restrictions on Shares. Shares of Common Stock issued upon the exercise of an Option may be subject to such stock transfer orders and other restrictions as the Committee may determine are necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Common Stock is listed, and any other applicable Federal or state law, or as the Committee otherwise shall impose in its discretion and provide for in the Option Agreement. Certificates for the shares may bear any restrictive legends the Committee considers appropriate.

4.08 Assignability. Except as otherwise described in an Option Agreement or in Paragraph 4.09 below, or agreed to by the Committee, an Option may not be transferred except by will or by the laws of descent and distribution, and an Option may be exercised during the Optionee’s lifetime solely by the Optionee or by the Optionee’s guardian or legal representative. An Option transferred as described above shall continue to be subject to all of the terms and conditions that applied to the Option before the transfer and to any other rules prescribed by the Committee.

4.09 Beneficiary Designation. Each Optionee may name a beneficiary or beneficiaries to receive or to exercise any vested Option that is unexercised at the Optionee’s death. Beneficiaries may be named contingently or successively. Unless otherwise provided in the beneficiary designation, each designation made shall revoke all prior designations made by the same Optionee. A beneficiary designation must be made on a form prescribed by the Committee and shall not be effective until filed in writing with the Committee. If an Optionee has not made an effective beneficiary designation, the deceased Optionee’s beneficiary shall be his or her surviving spouse or, if none, the deceased Optionee’s estate. None of the Company, its Board of Directors, or the Committee is required to infer a beneficiary from any other source. The identity of an Optionee’s designated beneficiary shall be based solely on the information included in the latest beneficiary designation form completed by the Optionee and shall not be inferred from any other evidence.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.01 Right to Terminate Services of Director. Nothing in this Director Plan or any Option Agreement shall confer upon any Optionee the right to continue to serve as Director of the Company or any Affiliate, or affect any right which the Company or any Affiliate may have to terminate the service of the Director.

5.02 Securities Laws. Each Option granted under the Director Plan shall be subject to the requirement that if at any time the Committee shall determine to its satisfaction that the issuance and sale or delivery of shares of Common Stock upon the exercise of an Option, requires: (i) the listing, registration or qualification of the Common Stock subject to the Director Plan or covered by that Option upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any governmental authority, or (iii) an agreement by the Optionee with respect to restrictions on the disposition of shares of Common Stock purchased upon exercise of the Option, then that Option may not be exercised, and the Company shall have no obligation to issue, sell or deliver the shares covered thereby, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary for the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained. In no event shall the Company be required to register under the Securities Act any Option or any Common Stock to be issued pursuant to the exercise of any Option.

5.03 Reservation of Shares. During the term of this Director Plan, the Company shall at all times reserve and keep available for issuance such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Director Plan.

5.04 Indemnification of Committee. In addition to such other rights of indemnification as the members of the Committee may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Director Plan or any Option granted under the Director Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall have offered the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

5.05 Amendment, Modification, Suspension or Discontinuance of the Director Plan. The Board, without stockholder approval, may from time to time alter, amend, suspend or terminate this Director Plan for the purpose of improving the effectiveness of the Director Plan as an incentive device, or conforming the Director Plan to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Board shall adversely affect any Option theretofore granted under the Director Plan without the consent of the holder so affected. Notwithstanding the foregoing, without the approval of the Company’s stockholders, neither the Committee nor the Board may (a) increase the number of shares of Common Stock authorized under Paragraph 3.02 of this Director Plan (except in the case of adjustments provided for in Paragraph 4.04); or (b) change the determination of persons eligible to receive grants of Options under the Director Plan; or (c) make any other amendment for which approval of stockholders is required by Rule 16b-3 under the Exchange Act or other applicable statute or regulation. Despite any provision in the Director Plan, including this Paragraph 5.05, to the contrary, the Company shall have the right to amend the Director Plan and any Option Agreement(s) without the consent of or additional consideration to affected Optionees if amendment is necessary to comply with or avoid penalties arising under Code Section 409A or any other section of the Code, even if the amendment reduces, restricts, or eliminates rights granted under the Director Plan, the Option Agreement, or both, before the amendment.

5.06 Securities and Exchange Commission Rule 16b-3. The Director Plan is intended to comply with all applicable conditions of Securities and Exchange Commission Rule 16b-3 under the Exchange Act. All transactions involving Optionees shall be subject to the conditions set forth in that Rule, regardless of whether the conditions are expressly set forth in the Director Plan, and any provision of the Director Plan that is contrary to Rule 16b-3 shall not apply to that Optionee.

5.07 Cost of Director Plan. All costs and expenses incurred in the operation and administration of the Director Plan shall be borne by the Company.

5.08 Use of Proceeds. Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

5.09 Governing Law. This Director Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the internal laws of the State of North Carolina.

5.10 Designation. The Director Plan may be referred to in other documents and instruments as the “MidCarolina Financial Corporation 2008 Director Stock Option Plan.”

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MIDCAROLINA FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

May 27, 2008

10:00 a.m.

The undersigned hereby appoints the official proxy committee of MidCarolina Financial Corporation (the “Company”) comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at Best Western Burlington Inn, 770 Huffman Mill Road, Burlington, NC 27215 and at any and all adjournments thereof as follows:

		For	With- hold	For All Except
1.	Approval of the election of the following named directors:	☐	☐	☐

(a)	H. Thomas Bobo, F.D. Hornaday, III, Teena Marie Koury, John H. Love and James B. Powell, who will serve as directors of the Company until the 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

(b)	Charles T. Canaday, Jr., who will serve as a director of the Company until the 2009 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark “For All Except” and write each of the nominee(s) name(s) in the space provided below.

		For	Against	Abstain
2.	To increase the number of shares of common stock reserved for issuance under the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan, as amended and restated.	☐	☐	☐

		For	Against	Abstain
3.	To approve the MidCarolina Financial Corporation 2008 Director Stock Option Plan.	☐	☐	☐
		For	Against	Abstain
4.	The ratification of Dixon Hughes PLLC as the Company’s independent auditor for the fiscal year ending December 31, 2008.	☐	☐	☐

If a proxy is returned and no instructions are given, the proxy will be voted for each of the proposals. If instructions are given with respect to one but not all proposals, (i) such instructions as are given will be followed, and (ii) the proxy will be voted for any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy committee’s best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING:	☐

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The above signed acknowledges receipt from the Company, prior to the election of this Proxy, of the Notice of Annual Meeting and the Proxy Statement dated April 25, 2008.

Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

PLEASE ACT PROMPTLY

SIGN, DATE, AND MAIL YOUR PROXY CARD TODAY

** INTERNET VOTING **

Alternatively, you may vote your shares using the internet. An internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note internet votes must be cast prior to 5 p.m. Eastern Time, May 26, 2008. It is not necessary to return this proxy if you vote via the internet.

To vote via the internet

anytime prior to 5 p.m. Eastern Time, May 26, 2008 go to

www.shareholderlink.com/midcarol/pxsignon.asp

and follow the instructions.

Please note that the last vote timely received, whether via the internet, by mail or in person, will be the vote counted.

Please be sure to sign and date this Proxy in the box below.

. . . .
Stockholder sign above Co-Holder (if any) sign above Date
Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.

PXY #		# OF SHARES
REGISTRATION LINE 1
REGISTRATION LINE 2
REGISTRATION LINE 3
ADDRESS LINE 1
ADDRESS LINE 2
ADDRESS LINE 3
CITY STATE ZIP + 4

BAR CODE (CLASSIC / REGULAR CODE 39) PXY #
PXY #